EXHIBIT 10.2

             CENTURY TELEPHONE ENTERPRISES, INC.
             STOCK BONUS PLAN, PAYSOP AND TRUST







                                   1994 AMENDMENT AND RESTATEMENT

                           TABLE OF CONTENTS


 SECTION 1..........................................................  2
       DEFINITIONS..................................................  2
           1.1  Account.............................................  2
           1.2  Active Participant..................................  2
           1.3  Adjustment Date.....................................  2
           1.4  Approved Absence....................................  2
           1.5  Break in Service....................................  2
           1.6  Company Stock.......................................  3
           1.7  Compensation........................................  3
           1.8  Date of Employment..................................  5
           1.9  Date of Reemployment................................  5
           1.10 Disability..........................................  6
           1.11 Eligibility Computation Periods.....................  6
           1.12 Employee............................................  6
           1.13 Employer............................................  6
           1.14 Entry Date..........................................  6
           1.15 Highly Compensated Employee.........................  7
           1.16 Hour of Service.....................................  8
           1.17 Leased Employee..................................... 10
           1.18 Limitation Year..................................... 11
           1.19 Merger Account...................................... 11
           1.20 Normal Retirement Age............................... 11
           1.21 Plan Administrator.................................. 11
           1.22 Plan Year........................................... 11
           1.23 Regular Account..................................... 11
           1.24 Rollover Account    ................................ 12
           1.25 Suspense Account.................................... 12
           1.26 Top Heavy Valuation Date............................ 12
           1.27 Valuation Date...................................... 12
           1.28 Vesting Computation Period.......................... 12
           1.29 Year of Service..................................... 12

SECTION 2 .......................................................... 15
     ELIGIBILITY.................................................... 15
           2.1  Participation....................................... 15
           2.2  Determination of Eligibility........................ 15
           2.3  Election Not to Participate......................... 15

SECTION 3 .......................................................... 16
     CONTRIBUTIONS.................................................. 16
           3.1  Contributions by Employer........................... 16
           3.2  Determination of Contribution....................... 16
           3.3  Time of Payment of Contribution..................... 16
           3.4  Exclusive Benefit................................... 16
           3.5  Return of Contributions............................. 17

SECTION 4 .......................................................... 18
     ACCOUNTS OF PARTICIPANTS....................................... 18
           4.1  Individual Accounts for Each Participant............ 18
           4.2  Allocation of Employer Contributions................ 18
           4.3  Allocation of Forfeitures........................... 18
           4.4  Year-End Valuation of Accounts...................... 18
           4.5  Interim Valuation of Accounts....................... 19
           4.6  Debiting of Distributions........................... 19
           4.7  Effective Date of Entries............................19
           4.8  Coverage Under this Plan Only........................20
           4.9  Coverage Under a Prototype Plan......................21
           4.10 Coverage Under a Non-Prototype Plan..................23
           4.11 Combined Limits......................................23
           4.12 Definitions......................................... 23

SECTION 5 .......................................................... 29
     BENEFITS PAYABLE AFTER NORMAL RETIREMENT....................... 29
           5.1  Optional Methods of Payment Available at Retirement  29
           5.2  Manner of Payment Following Commencement of Payments 30
           5.3  Required Beginning Date............................. 30
           5.4  Determination of Amount to be Distributed Each Year  30
           5.5  Definitions......................................... 31
           5.6  Small Accounts...................................... 31
SECTION 6 .......................................................... 32
     BENEFITS PAYABLE IN THE EVENT OF DEATH OR DISABILITY........... 32
           6.1  Death Distribution Provisions....................... 32
           6.2  Definitions......................................... 33
           6.3  Designation of Beneficiary.......................... 35
           6.4  Failure to Designate a Beneficiary or Select
                a Method of Payment................................. 35
           6.5  Disability of a Participant......................... 36
           6.6  Transitional Rule................................... 36
           6.7  Location of Participant or Beneficiary Unknown...... 38

SECTION 7 .......................................................... 39
     BENEFITS  PAYABLE  IN  THE  EVENT  OF  BREAK  IN  SERVICE  OR
           EMPLOYMENT TERMINATION................................... 39
           7.1  Vesting Schedule.................................... 39
           7.2  Distributions....................................... 39
           7.3  Restrictions on Immediate Distributions............. 41
           7.4  Payment of Account Balance.......................... 42
           7.5  Treatment of Accounts in Pay Status................. 42
           7.6  Direct Rollovers.................................... 43
           7.7  Amendment of Vesting Schedule....................... 44
SECTION 8 .......................................................... 45
     FORM OF DISTRIBUTION........................................... 45
           8.1  Payment in Shares or Cash........................... 45
           8.2  Dividends........................................... 45

SECTION 9 .......................................................... 46
     MERGER OR CONSOLIDATION........................................ 46
           9.1  Merger or Consolidation............................. 46
           9.2  Merger Accounts..................................... 46
           9.3  Merger Agreement or Agreement Relating to Transfer.. 46

SECTION 10 ......................................................... 47
     CLAIMS PROCEDURE............................................... 47
           10.1  Filing of a Claim for Benefits..................... 47
           10.2  Notification to Claimant of Decision............... 47
           10.3  Review Procedure................................... 47
           10.4  Decision on Review................................. 48
           10.5  Agent for Service of Process....................... 48

SECTION 11 ......................................................... 49
     ADOPTION BY OTHER COMPANIES.................................... 49
           11.1  Rights of Other Companies to Participate........... 49
           11.2  Control of Plan by the Employer.................... 49
           11.3  Allocations of Contributions and Forfeitures....... 49
           11.4  Withdrawal of Employer or Adopting Companies....... 50
           11.5  Amendment of Plan.................................. 50
           11.6  Termination of One or More Parties................. 51
           11.7  Reference to Employer in Plan...................... 51

SECTION 12 ......................................................... 52
     PROVISIONS RELATING TO PARTICIPANTS............................ 52
           12.1  Information Required of Participants............... 52

SECTION 13 ......................................................... 53
     PLAN ADMINISTRATOR............................................. 53
           13.1  Administration by Plan Administrator............... 53
           13.2  Appointment of Committee........................... 53
           13.3  Majority Action.................................... 53
           13.4  Powers of Plan Administrator....................... 54
           13.5  Duties of Plan Administrator....................... 55
           13.6  Expenses........................................... 56

SECTION 14 ......................................................... 57
     ROLLOVERS ..................................................... 57
           14.1  Rollover Contributions............................. 57
           14.2  Definition of Rollover Contribution................ 57
           14.3  Definition of Rollover Amount...................... 57
           14.4  Conduit Rollovers.................................. 58

SECTION 15 ......................................................... 59
     TRADES OR BUSINESSES UNDER COMMON CONTROL...................... 59
           15.1  Definitions........................................ 59
           15.2  Allocation......................................... 59
           15.3  Participation and Vesting.......................... 59
           15.4  Vesting and Distributions.......................... 60

SECTION 16 ......................................................... 61
     TOP HEAVY PLAN RULES........................................... 61
           16.1  Key Employee....................................... 61
           16.2  Non-Key Employee................................... 61
           16.3  Super Top Heavy Plan............................... 61
           16.4  Top Heavy Plan..................................... 62
           16.5  Top Heavy Ratio.................................... 62
           16.6  Top Heavy Plan Year................................ 64
           16.7  Top Heavy Compensation............................. 64
           16.8  Determination Date................................. 64
           16.9  Valuation Date..................................... 64
           16.10 Aggregation Group.................................. 65
           16.11 Present Value of Accrued Benefits...................65
           16.12 Top Heavy Plan Requirements........................ 65
           16.13 Top Heavy Reduction................................ 66
           16.14 Minimum Allocation................................. 66
           16.15 Top Heavy Vesting.................................. 67
           16.16 Minimum Required Distribution...................... 67
           16.17 Alternative Effective Date......................... 68

SECTION 17 ......................................................... 69
     PAYSOP PROVISIONS.............................................. 69
           17.1  Nature of the Plan................................. 69
           17.2  Definitions........................................ 69
           17.3  Eligibility and Participation...................... 70
           17.4  Employer Contributions............................. 70
           17.5  Participant's Accounts............................. 71
           17.6  Expenses........................................... 73
           17.7  Distributions...................................... 73
           17.8  Future of the Plan................................. 73

SECTION 18 ......................................................... 74
     QUALIFIED DOMESTIC RELATIONS ORDERS............................ 74
           18.1  Domestic Relations Order........................... 74
           18.2  Alternate Payee.................................... 74
           18.3  Qualified Domestic Relations Order................. 74
           18.4  Notice............................................. 75
           18.5  Determination of Qualification..................... 75
           18.6  Deferral of Payment................................ 75
           18.7  Payment after Deferral............................. 75
           18.8  Payments after Eighteen Months..................... 76
           18.9  Payments under Qualified Domestic Relations Order.. 76
           18.10 Non-qualification.................................. 77
           18.11 Effective Dates.................................... 77

SECTION 19    ...................................................... 78
     AMENDMENT AND TERMINATION OF PLAN; ASSIGNMENT OF BENEFITS...... 78
           19.1  Amendment.......................................... 78
           19.2  Termination; Discontinuance of Contributions....... 78
           19.3  Assignment of Benefits............................. 79

THE TRUST .......................................................... 80
TRUST SECTION 1 .................................................... 80
     TRUSTEE........................................................ 80
           1.1  Establishment and Acceptance of Trust............... 80
           1.2  Investment of Trust Fund............................ 80
           1.3  Powers of Trustee................................... 81
           1.4  Payments from the Trust............................. 83
           1.5  Payment of Compensation, Expenses and Taxes......... 83
           1.6  Accounting.......................................... 84
           1.7  Removal, Resignation and Appointment of Successor
                Trustee............................................. 84

TRUST SECTION 2..................................................... 85
     FIDUCIARY RESPONSIBILITY....................................... 85
           2.1  Fiduciary Duties.................................... 85
           2.2  Location of Assets.................................. 85
           2.3  Deposits with Trustee............................... 85
           2.4  Common Trust Fund................................... 85
           2.5  Prohibited Transactions by Trustee.................. 85
           2.6  Party in Interest and Disqualified Person
                Transaction......................................... 86
           2.7  Intent of Trust..................................... 86

TRUST SECTION 3..................................................... 88
     SPENDTHRIFT CLAUSE............................................. 88
           3.1  Restrictions on Alienation.......................... 88
           3.2  Qualified Domestic Relations Order.................. 88

TRUST SECTION 4..................................................... 89
     AMENDMENT AND TERMINATION OF TRUST............................. 89
           4.1  Amendment........................................... 89
           4.2  Termination; Discontinuance of Contributions........ 89

STATE OF LOUISIANA

PARISH OF OUACHITA

     BE IT KNOWN, that on this 30th day of December, 1994,

before me, Notary Public, duly commissioned  and  qualified in and for  the Parish of Ouachita, State of Louisiana, therein  residing and in the presence of the undersigned witnesses:

     PERSONALLY CAME AND APPEARED:

     CENTURY TELEPHONE ENTERPRISES, INC. represented herein by its

Senior  Vice  President  and  Chief  Financial Officer, R. Stewart

Ewing, Jr., as Settlor.

     The Settlor appoints Regions Bank of Louisiana as Trustee.

     WHEREAS, the Trustee has previously  established  the Century

Telephone  Enterprises,  Inc. Stock Bonus Plan, PAYSOP and  Trust;

and

     WHEREAS, the Settlor  desires to incorporate in this document various amendments to its Stock Bonus Plan, PAYSOP and Trust; and

     WHEREAS, the Settlor desires  to  amend its Stock Bonus Plan,

PAYSOP and Trust to comply with the Tax  Reform  Act  of 1986, the

Technical   and  Miscellaneous  Revenue  Act  of  1988,  technical

corrections and other statutory revisions; and

     WHEREAS,  the  Settlor  desires  that  the  Stock Bonus Plan,

PAYSOP  and  Trust,  as  amended and restated, shall constitute  a qualified  employee benefit  plan  under  Section  401(a)  of  the

Internal Revenue  Code  of  1986,  as amended (the "Code") for the exclusive benefit of employees who participate herein;

    NOW,  THEREFORE,  effective  January  1,  1989,  except  as may be indicated  in specific Sections hereof, the Settlor hereby  amends and restates  its  Stock  Bonus  Plan,  PAYSOP and Trust, upon the terms and conditions as provided herein.

                          SECTION 1

                         DEFINITIONS

1.1  Account.
     -------
     The  Regular  Account,  the  Merger  Account,   the  Rollover

Account, and the Suspense Account of a Participant, whether or not such accounts have been combined into one account.

1.2  Active Participant.
     ------------------
     A Participant who has completed a Year of Service  within the

Plan  Year  ending  on  the  Adjustment  Date,  whether or not the

Participant is employed on such date.

1.3  Adjustment Date.
     ---------------
     The last day of each Plan Year.

1.4  Approved Absence.
     ----------------
     An  absence  from  work  not  exceeding  one year,  including absence  due to temporary disability, granted to  and/or  approved for the Employee by an Employer in a uniform and nondiscriminatory manner; or an absence from work for service in the Armed Forces or other government  services,  provided  that,  and only so long as,

reemployment rights are protected by law.

1.5  Break in Service.
     ----------------
     A twelve-consecutive month period (computation period) during which a Participant does not complete more than five hundred (500)

Hours of Service with the Employer.  Any Break in Service shall be deemed  to  have commenced on the first day of the  Plan  Year  in

which it occurs.   No  Break  in  Service shall be deemed to occur

during an Employee's initial Eligibility Computation Period solely because of the failure of the Employee  to complete more than five hundred (500) Hours of Service during any  one Plan Year occurring in part during such twelve-month period if the  Employee completes a  Year  of  Service  during such initial Eligibility  Computation

Period.  A Break in Service  shall  not be deemed to have occurred during any period of Approved Absence  if  the Employee returns to the  service  of the Employer on or before the  last  day  of  the

Approved Absence.

1.6  Company Stock.
     -------------
     Shares of voting common stock, $1.00 par value, issued by the

Employer.

1.7  Compensation.
     ------------
     Compensation  will  mean compensation as that term is defined in Section 4.12(b) of the  Plan, and will include any amount which is contributed by the Employee  pursuant  to  a  salary  reduction agreement and which is not includible in the gross income  of  the

Employee  under Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code.

     Notwithstanding  the  foregoing, compensation for purposes of

this  Section  shall not include:   (i)  reimbursements  or  other

expense allowances,  fringe  benefits  (cash  or  noncash), moving

expenses,  deferred  compensation,  and  welfare  benefits;   (ii)

overtime;  or (iii) bonuses and special awards.  In the case of  a commission salesman,  compensation  shall mean the lesser of:  (i)

the base draw of such salesman; or (ii)  the  commissions  paid by the  Employer  to  such salesman as reported on his Federal income tax withholding statement (Form W-2).

     For Plan Years  beginning  on  or  after January 1, 1989, and

before   January  1,  1994,  the  annual  compensation   of   each

Participant  taken  into  account  for  determining  all  benefits provided  under  the  Plan  for  any  Plan  Year  shall not exceed

$200,000.  This limitation shall be adjusted by the  Secretary  at the  same  time  and in the same manner as under Section 415(d) of the Code, except that  the  dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment  to the $200,000 limitation is effective on January 1, 1990.

     For Plan Years beginning on or after  January  1,  1994,  the annual  compensation  of  each  Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $150,000, as adjusted  for increases in the cost-of-

living in accordance with Section 401(a)(17)(B)  of  the  Code. The cost-of-living  adjustment  in  effect  for  a  calendar year applies  to  any  determination period beginning in such  calendar year.

     If a determination  period  consists of fewer than 12 months,

the annual compensation limit is an  amount equal to the otherwise applicable annual compensation limit multiplied by a fraction, the

numerator  of  which  is  the  number  of  months   in  the  short

determination period, and the denominator of which is 12.

     In determining the compensation of a Participant for purposes of  this  limitation, the rules of Section 414(q)(6) of  the  Code shall apply,  except  in  applying  such  rules, the term "family"

shall include only the spouse of the Participant  and  any  lineal descendants of the Participant who have not attained age 19 before the close of the year.  If, as a result of the application of such rules  the  adjusted  annual  compensation limitation is exceeded,

then  (except  for  purposes  of  determining   the   portion   of

compensation up to the integration level if this Plan provides for permitted  disparity),  the limitation shall be prorated among the affected  individuals  in proportion  to  each  such  individual's compensation  as  determined  under  this  Section  prior  to  the application of this limitation.

     If compensation  for  any prior determination period is taken into account in determining  a  Participant's  allocations for the current  Plan Year, the compensation for such prior  determination period is  subject  to the applicable annual compensation limit in

effect for that prior  period.   For  this purpose, in determining

allocations in Plan Years beginning on  or  after January 1, 1989,

the annual compensation limit in effect for determination  periods

beginning   before   that  date  is  $200,000.   In  addition,  in

determining allocations  in  Plan  Years  beginning  on  or  after

January  1,  1994,  the  annual  compensation  limit in effect for determination periods beginning before that date if $150,000.

     In addition to other applicable limitations  set forth in the

Plan, and notwithstanding any other provision of the  Plan  to the contrary, for Plan Years beginning on or after January, 1994,  the annual  Compensation of each Employee taken into account under the

Plan shall not exceed the OBRA '93 annual compensation limit.  The

OBRA '93 annual compensation limit is $150,000, as adjusted by the

Commissioner  for  increases  in  the cost of living in accordance

with  Section  401(a)(17)(B)  of  the  Code.   The  cost-of-living

adjustment in effect for a calendar year  applies  to  any period,

not  exceeding  12
months,  over which compensation is determined

(determination period) beginning  in  such  calendar  year.   If a

determination  period  consists  of fewer than 12 months, the OBRA

'93 annual compensation limit will  be  multiplied  by a fraction,

the   numerator   of   which  is  the  number  of  months  in  the

determination period, and the denominator of which is 12.

     For plan years beginning  on  or  after  January 1, 1994, any reference in this Plan to the limitation under  Section 401(a)(17)

of the Code shall mean the OBRA '93 annual compensation  limit set forth in this provision.

     If Compensation for any prior determination  period  is taken into account in determining an Employee's benefits accruing in the current  Plan  Year, the Compensation for that prior determination period is subject  to  the  OBRA  '93 annual compensation limit in effect for that prior determination period.  For this purpose, for determination periods beginning before  the first day of the first

Plan  Year beginning on or after January 1,  1994,  the  OBRA  '93 annual compensation limit is $150,000.

     For  any  self-employed  individual  covered  under the Plan,

compensation will mean earned income.  Compensation  shall include only  that  compensation which is actually paid to the Participant during the determination  period.  Except as provided elsewhere in this plan, the determination period shall be the Plan Year.

     For  employees  of San Marcos  Telephone  Company,  Inc.,  SM

Telecorp, Inc., and subsidiaries  thereof, who become participants in the Plan on or after June 20, 1993,  compensation  for the Plan

Year ending December 31, 1993 shall be recognized commencing as of the effective date of participation of each such employee pursuant to Section 2.1.

1.8  Date of Employment.
     ------------------
     The  date  on  which  an  Employee first performs an Hour  of

Service for the Employer.

1.9  Date of Reemployment.
     --------------------
     The first date occurring after an Employee's Break in Service on which he performs an Hour of Service.

1.10 Disability.
     ----------
     A Participant shall be considered disabled if the Participant cannot  perform  each  of  the  material  duties  of  his  regular occupation and is likely to remain thus incapacitated continuously and permanently.

1.11 Eligibility Computation Periods.
     -------------------------------
     In determining Years of Service  and  Breaks  in  Service for purposes  of  eligibility,  the  initial  Eligibility  Computation

Period is the twelve (12) consecutive month period beginning on an

Employee's Date of Employment or Date of Reemployment.  Subsequent

Eligibility  Computation  Periods shall be twelve (12) consecutive month periods beginning on  the first anniversary of an Employee's

Date  of  Employment  or  Date  of   Reemployment  and  succeeding

anniversaries thereof.

     Years  of  Service,  and Breaks in Service,  for  eligibility purposes  will be measured on  the  same  Eligibility  Computation

Period.

1.12 Employee.
     --------
     Those  persons  regularly employed by the Employer, including employees of any other employer required to be aggregated with the

Employer under Sections  414(b), (c), (m) or (o) of the Code.  The term Employee shall also include  any leased employee deemed to be an employee of the Employer as provided  in Sections 414(n) or (o)

of  the  Code.   The term Employee shall not  include  any  owner

employee, as defined in Code Secton 401(c)(3).

1.13 Employer.
     --------
     Century Telephone Enterprises, Inc.

1.14 Entry Date.
     ----------
     (a)   The January  1  or  July  1  on  which  or  immediately

            following the date on which an Employee satisfies the

            requirements of Section 2.1; or

     (b)   In  the case of an Employee whose Years of Service  are

           disregarded pursuant to Section 1.29(c), such Employee will be treated as a new Employee for eligibility purposes. If an

           Employee's Years of Service may not be disregarded pursuant to

           Section 1.29(c),  such

           Employee  shall continue to participate in

           the Plan, or, if terminated, shall participate immediately upon his Date of Reemployment.

1.15 Highly Compensated Employee.
     ---------------------------
     A  highly  compensated  active employee includes any Employee who  performs service for the Employer  during  the  determination

year  and   who,   during   the   look-back  year:   (i)  received

compensation from the Employer in excess  of  $75,000 (as adjusted

pursuant   to   Section   415(d)   of  the  Code);  (ii)  received

compensation from the Employer in excess  of  $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was  a  member  of the top-paid  group  for  such  year;  or  (iii) was an officer of the

Employer  and  received  compensation during  such  year  that  is greater than fifty percent  (50%)  of  the  dollar  limitation  in effect  under  Section  415(b)(1)(A) of the Code.  The term Highly

Compensated Employee also  includes:   (i)  Employees who are both

described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the

Employee  is  one  of the one hundred (100) Employees who received the most compensation  from  the Employer during the determination year; and (ii) Employees who are  five  percent (5%) owners at any time during the look-back year or determination year.

     If no officer has satisfied the compensation  requirement  of

(iii)  above during either a determination year or look-back year,

the highest  paid  officer  for  such  year  shall be treated as a

Highly Compensated Employee.

     For this purpose, the determination year  shall  be  the Plan

Year.   The  look-back  year  shall  be  the  twelve-month  period immediately preceding the determination year.

     A  highly  compensated  former employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs  no  service  for the Employer during  the  determination  year,  and  was  a  Highly Compensated

Employee for either the separation year or any determination  year ending on or after the Employee's fifty-fifth (55th) birthday.

     The  term  Highly  Compensated  Employee includes both highly

compensated  active  employees  and  highly   compensated   former

employees.

     If  an  Employee is, during a determination year or look-back year, a family  member  of either a five percent (5%) owner who is an active or former Employee  or a Highly Compensated Employee who is one of the ten (10) most Highly Compensated Employees ranked on the basis of compensation paid  by  the Employer during such year,

then the family member and the five percent  (5%) owner or top-ten

Highly Compensated Employee shall be aggregated.   In  such  case,

the  family  member  and  the  five  percent (5%) owner or top-ten

Highly Compensated Employee shall be treated  as a single Employee receiving compensation and plan contributions or benefits equal to the sum of such compensation and contributions  or benefits of the family  member and the five percent (5%) owner or  top-ten  Highly

Compensated  Employee.   For  purposes  of  this  Section,  family

members  include the spouse, lineal ascendants and descendants  of the Employee  or  former  Employee  and the spouses of such lineal ascendants and descendants.

     The  determination of who is a Highly  Compensated  Employee,

including  the   determination  of  the  number  and  identity  of

Employees  in  the top-paid  group,  the  top  one  hundred  (100)

Employees, the number  of  Employees  treated as officers, and the compensation that is considered, will be  made  in accordance with

Section 414(q) of the Code and the regulations thereunder.

1.16 Hour of Service.
     ---------------
     Each hour for an Employee under (a) through  (c),  determined from the employment records of the Employer.  Any ambiguity  which may  arise  shall be resolved in favor of crediting Employees with an Hour of Service.

     (a)   Each hour for which an Employee is paid, or entitled to

           payment, for the performance  of duties for the Employer. These hours will be credited to the Employee for the computation period in which the duties are performed;

     (b)   Each hour for which an Employee is paid, or entitled to

           payment, by the Employer on account of a period of time during which no duties are performed  (irrespective  of  whether  the employment relationship has terminated) due to vacation, holiday,

           illness, incapacity (including disability), layoff, jury duty,

           military duty or leave of absence. No more than five hundred one

           (501) Hours of Service will be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph will be calculated and credited pursuant to Section 2530.200(b) of the

           Department of Labor Regulations, which is incorporated herein by this reference; and

     (c)   Each   hour   for   which  back  pay,  irrespective  of

           mitigation of damages, is either  awarded  or  agreed  to

           by  the Employer.  The same Hours of Service will not be

           credited both under paragraph (a) and (b), as  the  case  may be, and under this paragraph (c).  These hours will be credited to  the Employee for the computation period or periods to

           which the award or agreement pertains rather than the

           computation period in which the award, agreement or payment is made.

     Notwithstanding  the above, (i) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which  no  duties are performed is not required to be credited to the Employee  if  such  payment  is  made or due under  a plan maintained solely for the purpose of complying  with applicable  worker's  compensation,  unemployment  compensation or disability  insurance  laws;  and  (ii) Hours of Service  are  not required to be credited for a payment  which  solely reimburses an

Employee for medical or medically-related expenses incurred by the

Employee.

     Hours of Service will be credited for employment  with  other members  of an affiliated service group (under Section 414(m)),  a controlled  group  of  corporations  (under  Section 414(b)), or a group of trades or businesses under common control  (under Section

414(c)) of which the Employer is a member, and any other entity required to be  aggregated  with  the Employer pursuant to Section

414(o) and the regulations thereunder.

     Hours of Service will also be  credited  for  any  individual considered  an  Employee  for  purposes of this Plan under Section

414(n) or Section 414(o) and the regulations thereunder.

     Solely  for  purposes  of  determining  whether  a  Break  in

Service, as defined in Section 1.5,  for participation and vesting purposes has occurred in a computation  period,  an individual who is  absent  from  work  for  maternity or paternity reasons  shall receive credit for the Hours of Service which would otherwise have been credited to such individual  but  for such absence, or in any case  in  which such hours cannot be determined,  eight  Hours  of

Service per  day of such absence.  For purposes of this paragraph,

an absence from  work  for maternity or paternity reasons means an absence (1) by reason of  the  pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the  individual  in  connection with the adoption of such child by the individual, or (4)  for purposes of  caring  for  such  child  for  a  period beginning immediately following such birth or placement.  The  Hours of Service credited under  this  paragraph shall be credited (1)  in  the  computation period in which  the  absence begins if the crediting is necessary to prevent a Break in Service  in that period, or (2) in all other cases, in the following computation period.

1.17 Leased Employee.
     ---------------
     (a)   Any person (other than  an  employee  of the recipient)

           who pursuant to an agreement between the recipient  and

           any other person  ("leasing  organization")  has performed services for  the recipient (or for the recipient and

           related persons determined in  accordance with Code Section

           414(n)(6))  on  a  substantially full time  basis for a

           period of at least one year, and  such  services

           are of a type historically performed by employees in the

           business field  of  the  recipient  employer.   Contributions

           or  benefits provided a leased employee by the leasing

           organization which are attributable to  services  performed for  the  recipient employer shall be treated as provided by the recipient employer.

     (b)   A leased employee shall not be considered  an  employee

of  the  recipient  if:   (i)  such employee is covered by a money

purchase pension plan providing:   (1)  a  nonintegrated  employer

contribution  rate  of at least ten percent (10%) of compensation,

as  defined  in  Code Section  415(c)(3),  but  including  amounts contributed pursuant  to  a  salary  reduction agreement which are excludable from the leased employee's  gross  income under Section

125, Section 402(e)(3), Section 402(h)(1)(B) or  Section 403(b) of

the Code, (2) immediate participation, and (3) full  and immediate vesting;  and  (ii)  leased employees do not constitute more  than twenty  percent (20%) of  the  recipient's  nonhighly  compensated workforce.

1.18 Limitation Year.
     ---------------
     The  Plan Year unless any other twelve (12) consecutive month period is designated  pursuant  to a written resolution adopted by the Employer.

1.19 Merger Account.
     --------------
     The account maintained for a  Participant  with  respect to a plan which has merged with this Plan or transferred its  assets to this Plan, in accordance with Section 9.2.

1.20 Normal Retirement Age.
     ---------------------
     The  fifty-fifth  (55th) birthday of a Participant, at  which time the Participant shall become fully vested.

1.21 Plan Administrator.
     ------------------
     The Committee referred to in Section 13 of this Plan.

1.22 Plan Year.
     ---------
     The calendar year.

1.23 Regular Account.
     ---------------
     The individual  account maintained for a Participant to which is credited his share of Employer contributions  and  forfeitures,

adjusted as herein provided for investment income, gain or loss.

1.24 Rollover Account.
     ----------------
     The  account maintained in accordance with Section  14.1  for each Participant who has made a rollover contribution.

1.25 Suspense Account.
     ----------------
   The account maintained in accordance with Section 4.8.

1.26 Top Heavy Valuation Date.
     ------------------------
     The date specified in Section 16.9 of this Plan.

1.27 Valuation Date.
     --------------
     The date on which the Trustee shall make a revaluation of the trust fund pursuant to Section 4.4.

1.28 Vesting Computation Period.
     --------------------------
     For purposes  of  determining  Years of Service and Breaks in

Service for computing an Employee's nonforfeitable  right  to  the

Account   balance   derived   from   Employer  contributions,  the

computation period shall be the Plan Year.

1.29 Year of Service.
     ---------------
     A twelve-consecutive month period (computation period) during which an Employee completes at least five  hundred  (500) Hours of

Service.   Effective  January  1,  1994,  a Year of Service  is  a

twelve-consecutive month period (computation  period) during which an  Employee  completes  at  least one thousand (1,000)  Hours  of

Service.  All of an Employee's  Years of Service shall be counted,

subject to the following qualifications and exceptions:

     (a)   A Year of Service will  not  be credited for any period

           of Approved Absence after the Employee incurs  a  Break

           in Service during such absence from the service of the

           Employer;

     (b)   Service performed prior to a Break in Service shall not

           be taken into account until the Employee has completed

           a  Year of Service  after such Break in Service.  Such

           Years of Service  will be measured by the twelve (12)

           consecutive month period beginning on  the

           Employee's

           Date of Reemployment and, if necessary, subsequent twelve

           (12)  consecutive month periods beginning on anniversaries of the Employee's date of Reemployment;

     (c)   In  the  case  of  an  Employee  who  does not have any

           nonforfeitable right to his Regular Account, Years of Service,

           whether or not consecutive, before a period of consecutive one year Breaks in Service shall not be taken into account if the number of consecutive one-year Breaks in Service in such period equals or exceeds the greater of five (5) or the aggregate number of Years of Service. Such aggregate number of Years of Service will not include any Years of Service disregarded under the preceding sentence by reason of prior Breaks in Service;

     (d)   In the case of a Participant  who  has five (5) or more

           consecutive  one-year  Breaks in Service, all service

           after  such Breaks in Service will be  disregarded for

           purposes of vesting the Employer-derived Account balance

           that  accrued before such Breaks in Service.  Such

           Participant's pre-break  service  will  count in

           vesting the post-break Employer-derived Account balance only if either:

           (i) such Participant has any nonforfeitable interest in the Account balance attributable to Employer contributions at the time of separation from service; or

           (ii) upon returning to service the number of consecutive one-year Breaks in Service is less than the number of Years of Service.

           Separate accounts will be maintained for the Participant's pre-break and post-break Employer-derived Account  balance.

           Both accounts will share in the earnings and losses of the trust; and

     (e)   Any  Employee who was employed by Central Telephone  of

           Ohio ("Central") on March 31, 1992 and who was not a member of local chapter 4370 of the Communications Workers of America at such time, who became employed by the Employer on or about April

           1, 1992 pursuant to an offer of employment by the Employer, shall be credited for all purposes under this Plan with service

           performed prior to April 1, 1992 for Centel

           Corporation, Central,

           or any member of a controlled  group in which Centel Corporation and Central were  members.

     (f)   Service  with San Marcos Telephone  Company,  Inc.,  SM

           Telecorp, Inc., and subsidiaries thereof, and any successors thereto by merger or otherwise, shall be counted for all purposes under this Plan.

                          SECTION 2

                         ELIGIBILITY

2.1  Participation.
     -------------
     Every Participant  in  the  Plan  prior to this Amendment and

Restatement shall continue to participate  in  the  Plan as of the

effective  date  hereof.   Additionally,  every Employee  who  has

completed   one   (1)  Year  of  Service  during  an   Eligibility

Computation Period,  shall  become a Participant in the Plan as of the Entry Date.  However, Employees  whose terms of employment are subject  to  a  collective bargaining agreement,  which  does  not provide for their  coverage  under this Plan, as well as Employees for  whom  union representation  negotiations  have  begun,  which negotiations  do  not  provide for their coverage under this Plan,

are not eligible to participate.   In addition, Employees employed

by  Century  Business  Communications,   Inc.   (formerly  Century

Printing  &  Publishing, Inc.), Interactive Communications,  Inc.,

and Metro Access Networks, Inc. are not eligible to participate in this Plan.

2.2  Determination of Eligibility.
     ----------------------------
     The Plan  Administrator  shall  determine  the eligibility of each  Employee for participation in the Plan.  Such  determination shall be conclusive and binding upon all persons.

2.3  Election Not to Participate.
     ---------------------------
     An  Employee  may,  subject  to the approval of the Employer,

elect voluntarily not to participate  in  the  Plan.  The election not  to  participate  must  be  communicated  to the Employer,  in writing, at least thirty (30) days before the beginning  of a Plan

Year.   The  foregoing  election  not to participate shall not  be available with respect to partners in a partnership.

                          SECTION 3

                        CONTRIBUTIONS

3.1  Contributions by Employer.
     -------------------------
     For the current Plan Year and  for each Plan Year thereafter,

the Employer may make a contribution  to  the  Trust  in  cash  or shares of Company Stock.  The Employer's contribution for any Plan

Year  shall not exceed the maximum amount allowable as a deduction to the Employer under Section 404 of the Code.

     Notwithstanding  the  foregoing,  the  Employer  shall make a contribution  to  the  extent  necessary to provide the top  heavy minimum allocations under Section 16.14, even if such contribution exceeds current or accumulated net  profits  or the maximum amount deductible from the Employer's income for the year.

3.2  Determination of Contribution.
     -----------------------------
     The Employer shall determine the amount of  any contributions to  be made by it to the Trust under the terms of this  Agreement.

The  Employer's  determination  of  such  contributions  shall  be binding on all Participants and the Trustee.

     The  Trustee  shall have no right or duty to inquire into the amount of the Employer's annual contribution or the method used in determining the amount  of  the Employer's contribution, but shall be accountable only for funds actually received by it.

3.3  Time of Payment of Contribution.
     -------------------------------
     The Employer shall pay to  the  Trustee  its contribution for each  Plan  Year  within  the  time  prescribed by law,  including extensions  of  time, for the filing of  its  Federal  income  tax return for such year.

3.4  Exclusive Benefit.
     -----------------
     Any  and  all contributions made by the Employer to the trust fund shall be irrevocable, and  neither such contributions nor any income therefrom shall be used for, or diverted to, purposes other than  for
the  exclusive  benefit  of   Participants   or   their

beneficiaries under the Plan.

3.5  Return of Contributions.

     Any contribution made by the Employer because of a mistake of fact  must  be  returned  to  the  Employer within one year of the contribution.

     In  the  event  that  the Commissioner  of  Internal  Revenue determines that the Plan is  not  initially  qualified  under  the

Internal  Revenue  Code,  any  contribution  made incident to that initial  qualification  by the Employer must be  returned  to  the

Employer within one year  after the date the initial qualification is denied, but only if the  application  for qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted,  or such later date as the Secretary of the Treasury may prescribe.

     In  the  event the deduction of a contribution  made  by  the

Employer  is disallowed  under  Section  404  of  the  Code,  such contribution  (to  the  extent disallowed) must be returned to the

Employer within one year of the disallowance of the deduction.

                              SECTION 4

                       ACCOUNTS OF PARTICIPANTS

4.1  Individual Accounts for Each Participant
     ----------------------------------------
     The Plan Administrator  or,  if  the  Plan  Administrator  so

determines, the Trustee, shall maintain a Regular Account for each

Participant.   With  respect  to a Participant who incurs five (5)

consecutive  one-year  Breaks  in   Service   before  receiving  a

distribution,  the  vested  portion of such Participant's  Regular

Account shall remain in his Regular  Account,  and  the  nonvested portion of the Participant's Regular Account shall be forfeited as provided in Section 7.2.

4.2  Allocation of Employer Contributions.
     ------------------------------------
     Contributions made by the Employer for a Plan Year shall,  as of  the  Adjustment  Date  occurring  within  such  Plan  Year, be allocated  among  and posted to the Regular Account of each Active

Participant in the  proportion which the Compensation paid to such

Active Participant for  such  year bears to the total Compensation of all Active Participants for such year.

4.3  Allocation of Forfeitures.
     -------------------------
     The amount of forfeitures  determined under Section 7.2 shall be  reallocated as of the Adjustment  Date  on  which  forfeitures occurred  to the Regular Accounts of Active Participants by adding the total amount of forfeitures to the Employer's contribution for the year and allocating the sum thereof in accordance with Section

4.2.  If there  were  no  Employer contributions for the year, the forfeitures shall be allocated in accordance with Section 4.2.

4.4  Year-End Valuation of Accounts.
     ------------------------------
     The Trustee, as of each  Adjustment Date, shall determine the

net worth of the assets of the  trust  fund.   In determining such

net worth, the Trustee shall value the assets of the trust fund at their  fair  market  value as of such Adjustment Date,  and  shall deduct all liabilities  of  the Plan and all expenses payable from the  trust  fund  for  which the  Trustee  has  not  yet  obtained reimbursement.  Such valuation  shall not include any contribution for the year made by the Employer as of the Valuation Date.

     As of each Adjustment Date,  before allocation of forfeitures and Employer contributions for the  year, the Trustee shall adjust the  net  credit  balance  in  the Accounts  of  all  Participants

(whether or not active) upward or  downward, pro-rata, so that the total of such net credit balances will  equal the net worth of the trust fund as of the Adjustment Date.  As  used  herein  the  term

"net  credit  balance"  means  the  balance  to the credit of each

Participant  as  of the immediately preceding Adjustment  Date  or

Interim Valuation Date, if later, as reduced for payments from the

Accounts and forfeitures on or subsequent to such date.

4.5  Interim Valuation of Accounts.
     -----------------------------
     As of the end  of  any  month,  the  Plan  Administrator  may request  the Trustee to determine, in accordance with the rules of

Section 4.4,  the  then  net  worth of the assets constituting the trust fund.  The last day of each  month  as  of  which  the  Plan

Administrator   has   requested   the  Trustee  to  determine  the

aforementioned net worth is referred  to  herein  as  an  "Interim

Valuation Date."

     All  distributions  which  are to be made as of or after  any such Interim Valuation Date, but  prior  to  the  next  succeeding

Adjustment  Date,  or,  if  earlier,  the  next succeeding Interim

Valuation  Date, shall be made as if the credit  balances  to  all

Participants'  Accounts  had  actually been credited or debited so that the total credit balances to all Accounts would equal the net worth of the assets constituting the trust fund as of such Interim

Valuation Date.

4.6  Debiting of Distributions.
     -------------------------
     The amounts, if any, paid to or on behalf of a Participant at any time shall, concurrent with  such  payment, be debited against his Account.

4.7  Effective Date of Entries.
     -------------------------
     Each Account entry which,  in  accordance with the provisions hereof, needs to be made shall be considered as having  been  made on  the  date  herein  specified  regardless of the date of actual entry.

                  LIMIT ON ANNUAL ADDITIONS

4.8  Coverage Under This Plan Only.
     -----------------------------
     (a)   If the Participant does not  participate  in,  and  has

never participated  in  another  qualified  plan maintained by the

Employer, or a welfare benefit fund, as defined  in Section 419(e)

of the Code, maintained by the Employer, or an individual  medical account,  as  defined in Section 415(l)(2) of the Code, maintained by the Employer,  or  a simplified employee pension, as defined in

Section 408(k) of the Code,  maintained  by  the  Employer,  which provides an annual addition as defined in Section 4.12, the amount of  annual  additions  which  may be credited to the Participant's

Account for any Limitation Year  will not exceed the lesser of the maximum permissible amount or any  other  limitation  contained in this  Plan.  If the Employer contribution that would otherwise  be contributed  or allocated to the Participant's Account would cause the annual additions for the Limitation Year to exceed the maximum permissible amount,  the  amount  contributed or allocated will be reduced so that the annual additions  for the Limitation Year will equal the maximum permissible amount.

     (b)    Prior   to   determining   the  Participant's   actual

compensation for the Limitation Year, the  Employer  may determine the maximum permissible amount for a Participant on the basis of a reasonable  estimate  of  the Participant's compensation  for  the

Limitation  Year,  uniformly   determined   for  all  Participants

similarly situated.

     (c)  As soon as is administratively feasible after the end of the  Limitation  Year,  the  maximum permissible  amount  for  the

Limitation  Year  will  be  determined   on   the   basis  of  the

Participant's actual compensation for the Limitation Year.

     (d)   If,  pursuant to Section 4.8(c) or as a result  of  the

allocation of forfeitures,  there  is an excess amount, the excess will be disposed of as follows:

           (i) Any nondeductible voluntary employee contributions, to the extent they would reduce the excess amount, will be returned to the Participant;

           (ii) If after the application of paragraph (i) an excess amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the excess amount in the Participant's Account will be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary;

         (iii) If after  the application of paragraphs  (i)  and
               (ii) an excess amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the excess amount will be held unallocated in a Suspense Account. The
               Suspense  Account  will  be  applied  to  reduce
               future  Employer contributions   for   all remaining
               Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

          (iv) If a Suspense Account is in existence at any time during a Limitation Year pursuant to this Section, it will not participate in the allocation of the Trust's investment gains and losses. If a Suspense Account is in existence at any time during a particular Limitation Year, all amounts in the Suspense Account must be allocated and reallocated to Participants' Accounts before any Employer or any Employee contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

4.9  Coverage Under A Prototype Plan.
     -------------------------------
     (a)  This  Section  applies if, in addition to this Plan, the

Participant  is covered under  a  qualified  master  or  prototype defined contribution  plan  maintained  by the Employer, a welfare

benefit fund  maintained by the Employer,   an  individual medical

account  maintained  by  the  Employer,  or a simplified  employee pension  maintained  by  the  Employer,  that provides  an  annual addition as defined in Section 4.12 during  any  Limitation  Year.

The  annual  additions  which  may  be credited to a Participant's

Account  under this Plan for any such  Limitation  Year  will  not exceed the  maximum  permissible  amount  reduced  by  the  annual additions  credited  to  a  Participant's  account under the other qualified master or prototype defined contribution  plans, welfare

benefit   funds,   individual  medical  accounts,  and  simplified

employee pensions  for  the  same  Limitation Year.  If the annual additions with respect to the Participant  under  other  qualified master  or  prototype  defined contribution plans, welfare benefit

funds,  individual  medical   accounts,  and  simplified  employee

pensions maintained by the Employer  are  less  than  the  maximum permissible  amount  and  the  Employer  contribution  that  would otherwise be contributed or allocated to the Participant's Account

under   this  Plan  would  cause  the  annual  additions  for  the

Limitation  Year to exceed this limitation, the amount contributed or allocated will be reduced so that the annual additions under all such plans and funds  for  the  Limitation Year will equal the maximum permissible amount.  If the annual  additions with respect to the Participant under such other qualified  master or prototype defined  contribution  plans,  welfare  benefit funds,  individual

medical  accounts,  and  simplified  employee   pensions   in  the

aggregate  are  equal  to  or greater than the maximum permissible amount,  no  amount  will  be  contributed  or  allocated  to  the

Participant's Account under this Plan for the Limitation Year.

     (b)    Prior   to   determining  the   Participant's   actual

compensation for the Limitation  Year,  the Employer may determine the  maximum permissible amount for a Participant  in  the  manner described in Section 4.8(b).

     (c)  As soon as is administratively feasible after the end of the Limitation  Year,  the  maximum  permissible  amount  for  the

Limitation   Year   will   be  determined  on  the  basis  of  the

Participant's actual compensation for the Limitation Year.

     (d)  If, pursuant to Section  4.9(c)  or  as  a result of the allocation of forfeitures, a Participant's annual additions  under this  Plan  and  such other plans would result in an excess amount for a Limitation Year, the excess amount will be deemed to consist of  the  annual  additions  last  allocated,  except  that  annual additions attributable  to  a  simplified employee pension will be deemed to have been allocated first,  followed by annual additions

to  a  welfare  benefit  fund  or  individual   medical   account,

regardless of the actual allocation date.

     (e)  If an excess amount was allocated to a Participant on an allocation  date  of  this Plan which coincides with an allocation date of another plan, the  excess  amount  attributed to this Plan will be the product of:

           (i) the total excess amount allocated as of such date, times

           (ii) the ratio of (A) the annual additions allocated to the Participant for the Limitation Year as of such date under this Plan to (B) the total annual additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified master or prototype defined contribution plans.

     (f)  Any  excess  amount  attributed  to  this  Plan  will be disposed in the manner described in Section 4.8(d).

4.10 Coverage Under A Non-Prototype Plan.
     -----------------------------------
     If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a master or  prototype plan, annual additions which may be credited to  the

Participant's Account under this Plan for any Limitation year will be limited in accordance with Section 4.9 as though the other plan were a master or prototype plan.

4.11 Combined Limits.
     ---------------
     If  the  Employer  maintains,  or  at  any time maintained, a qualified  defined benefit plan covering any Participant  in  this

Plan, the sum  of  the Participant's defined benefit plan fraction and defined contribution  plan fraction will not exceed 1.0 in any

Limitation Year.  If the sum  of the defined benefit plan fraction and the defined contribution plan fraction shall exceed 1.0 in any

Limitation  Year  for  any Participant  in  this  Plan,  the  Plan

Administrator shall adjust  the  numerator  of the defined benefit plan fraction so that the sum of both fractions  shall  not exceed

1.0 in any Limitation Year for such Participant.

4.12 Definition.
     ----------
     (a)   Annual  additions:   The  sum  of the following amounts

credited to a Participant's Account for the Limitation Year:

           (i)   Employer contributions;

           (ii)  Employee contributions;

           (iii) Forfeitures;

           (iv) Amounts allocated, after March 31, 1984, to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer are treated as annual additions to a defined contribution plan. Also amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in
                 Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer are treated as annual additions to a defined contribution plan; and

           (v)   Allocations under a simplified employee pension.

     For this purpose, any  excess  amount  applied under Sections

4.8(d)  or  4.9(f)  in  the  Limitation  Year  to reduce  Employer

contributions  will  be  considered  annual  additions   for  such

Limitation Year.

     (b)    Compensation:    For   purposes   of   this   Section,

compensation  shall  mean  Section  415  safe-harbor compensation,

which is defined as all of a Participant's  wages,  salaries,  and fees for professional services and other amounts received (without regard  to  whether or not an amount is paid in cash) for personal services actually  rendered  in  the course of employment with the

Employer maintaining the Plan to the  extent  that the amounts are includable in gross income (including, but not limited to, commis sions paid salesmen, compensation for services  on  the basis of a percentage  of  profits, commissions on insurance premiums,  tips,

bonuses, fringe benefits,  and  reimbursements  or  other  expense allowances  under  a  nonaccountable plan (as described in Section

1.61-2(c))), and excluding the following:

           (i) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan, or any distributions from a plan of deferred compensation;

           (ii) Amounts realized from the exercise of a non qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

          (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

           (iv) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

     For any  self-employed individual, compensation will mean

earned income.

     For  purposes  of  applying  the limitations of this Section,

compensation for a Limitation Year  is  the  compensation actually paid or includable in gross income during such Limitation Year.

     Notwithstanding  the preceding sentence, compensation  for  a

Participant in a defined  contribution plan who is permanently and totally disabled (as defined in Section 22(e)(3) of the Code) is the compensation such Participant would have received for the

Limitation  Year  if  the Participant had been paid at the rate of compensation  paid immediately  before  becoming  permanently  and totally disabled;  such  imputed  compensation  for  the  disabled

Participant  may be taken into account only if the Participant  is not a highly compensated employee (as defined in Section 414(q) of the Code) and contributions made on behalf of such Participant are nonforfeitable when made.

     (c)  Defined  benefit fraction:  A fraction, the numerator of which is the sum of  the  Participant's  projected annual benefits under  all  defined  benefit  plans  (whether or  not  terminated)

maintained by the Employer, and the denominator  of  which  is the lesser  of  one  hundred  twenty-five percent (125%) of the dollar limitation  determined  for the  Limitation  Year  under  Sections

415(b) and (d) of the Code  or one hundred forty percent (140%) of the highest average compensation,  including any adjustments under

Section 415(b) of the Code.

     Notwithstanding  the  above,  if  the   Participant   was   a

participant  as  of  the  first  day  of the first Limitation Year beginning after December 31, 1986, in one  or more defined benefit plans maintained by the Employer which were in existence on May 6,

1986, the denominator of this fraction will  not  be less than one hundred  twenty-five  percent  (125%)  of  the  sum of the  annual benefits under such plans which the Participant had  accrued as of the close of the last Limitation Year beginning before  January 1,

1987, disregarding any changes in the terms and conditions  of the

Plan  after  May 5, 1986.  The preceding sentence applies only  if the  defined benefit  plans  individually  and  in  the  aggregate satisfied  the  requirements  of  Section  415 of the Code for all

Limitation Years beginning before January 1, 1987.

     (d)  Defined contribution dollar limitation:   $30,000  or if

greater,  one-fourth  of the defined benefit dollar limitation set forth in Section 415(b)(1)  of  the  Code  as  in  effect  for the

Limitation Year.

     (e)    Defined   contribution   fraction:   A  fraction,  the

numerator  of  which  is the sum of the annual  additions  to  the

Participant's  account  under   all   defined  contribution  plans

(whether or not terminated)  maintained  by  the  Employer for the current  and  all  prior  limitation  years (including the  annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not

terminated, maintained by the Employer, and  the  annual additions attributable  to  all  welfare  benefit funds, individual  medical accounts,  and  simplified employee  pensions  maintained  by  the

Employer), and the  denominator of which is the sum of the maximum aggregate amounts for  the  current and all prior limitation years of service with the Employer  (regardless  of  whether  a  defined contribution  plan  was  maintained by the Employer).  The maximum aggregate amount in any limitation  year  is  the  lesser  of  one hundred  twenty-five  percent  (125%)  of  the  dollar  limitation determined  under  Sections  415(b)  and (d) of the Code in effect under  Section  415(c)(1)(A) of the Code  or  thirty-five  percent

(35%) of the Participant's compensation for such year.

     If the Employee  was a participant as of the end of the first day of the first Limitation  Year  beginning  after  December  31,

1986,  in one or more defined contribution plans maintained by the

Employer  which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit  fraction  would  otherwise  exceed  1.0 under the terms of this Plan.  Under the adjustment, an amount equal  to the product  of  (1)  the excess of the sum of the fractions over 1.0,

times (2) the denominator  of  this  fraction, will be permanently subtracted from the numerator of this fraction.  The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning  before January 1, 1987,

and disregarding any changes in the terms and  conditions  of  the

Plan  made  after  May  5,  1986,  but  using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

     The annual addition for any Limitation  Year beginning before

January  1,  1987, shall not be recomputed to treat  all  Employee contributions as annual additions.

     (f)  Employer:   For purposes of this Section, Employer shall

mean  the  Employer and all  members  of  a  controlled  group  of corporations (as defined in Section 414(b) of the Code as modified by Section 415(h)),  all  commonly controlled trades or businesses

(as defined in Section 414(c)  of  the Code as modified by Section

415(h)) or affiliated service groups (as defined in Section 414(m)

of the Code) of
which the Employer is a part, and any other entity

required   to  be  aggregated  with  the  Employer   pursuant   to

regulations under Section 414(o) of the Code.

     (g)  Excess  amount:   The excess of the Participant's annual

additions for the Limitation  Year  over  the  maximum permissible amount.

     (h)  Highest average compensation:  The average  compensation for the three consecutive Years of Service with the Employer  that produces the highest average.  A Year of Service with the Employer is  the  twelve  (12)  consecutive month period defined in Section

1.29 of this Plan.

     (i)  Limitation year:   The  calendar  year.   All  qualified

plans  maintained  by  the  Employer  must use the same Limitation

Year.  If the Limitation Year is amended  to  a  different  twelve

(12)  consecutive month period, the new Limitation Year must begin on a date  within  the  Limitation  Year in which the amendment is made.

     (j)  Master or prototype plan:   A  plan the form of which is

the  subject  of  a  favorable opinion letter  from  the  Internal

Revenue Service.

     (k)  Maximum permissible amount:  The maximum annual addition that may be contributed  or  allocated  to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of:

           (i)  the defined contribution dollar limitation, or

           (ii) 25 percent of the Participant's compensation for the Limitation Year.

     The  compensation  limitation  referred  to in (ii) shall not apply to any contribution for medical benefits (within the meaning of  Section  401(h) or Section 419A(f)(2) of the  Code)  which  is otherwise treated as an annual addition under Section 415(l)(1) or

419A(d)(2) of the Code.

     If a short Limitation Year is created because of an amendment

changing  the  Limitation   Year   to   a  different  twelve  (12)

consecutive month period, the maximum permissible  amount will not exceed  the  defined contribution dollar limitation multiplied  by the following fraction:

            Number of months in the short Limitation Year
            ---------------------------------------------
                                  12

     (l)  Projected annual benefit:  The annual retirement benefit

(adjusted to an  actuarially  equivalent  straight life annuity if such  benefit is expressed in a form other than  a  straight  life annuity  or  qualified  joint  and  survivor annuity) to which the

Participant  would  be  entitled  under  the  terms  of  the  Plan assuming:




           (i) the Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and

           (ii) the Participant's compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

                             SECTION 5

             BENEFITS PAYABLE AFTER NORMAL RETIREMENT

5.1  Optional Methods of Payment Available at Retirement.
     ---------------------------------------------------
     All sums credited  to  a  Participant's  Account shall become

fully  vested  upon  attainment  of Normal Retirement  Age.   Upon

actual retirement at or after Normal Retirement Age, a Participant shall  be  entitled to receive the full  amount  credited  to  his

Account  as of  the  Valuation  Date  or  Interim  Valuation  Date

immediately  preceding  the  month in which payment is to be made,

which amount shall be paid to  the  Participant  in  one lump sum:

(i)  within  sixty (60) days after the close of the Plan  Year  in which the Participant  retires,  or  (ii)  within  sixty (60) days after the distributable amount has been determined retroactive  to the  date in 5.1(i), unless prior to the date of his retirement he elects,  in  the  manner prescribed by the Plan Administrator, any one of the following method or methods:

     (a)   Payment  of  the  entire  amount  of  the Participant's

           Account  in one lump sum at some future date, not later

           than  one year after Normal Retirement Date;

     (b)   Payment  in  substantially  equal  annual, quarterly or

           monthly  installments (including net investment  income,

           gain  or loss) until  the value of such Participant's

           Account is exhausted. Unless the Participant elects otherwise,

           the payment period shall not exceed five (5) years. This

           five (5) year period shall be extended by one (1) year, up to five (5) additional  years, for each $113,980 (or  fraction thereof)  by which such Participant's  Account balance exceeds

           $569,900 (the dollar amounts herein are subject to cost of living adjustments prescribed by the Secretary of the Treasury);

           or

     (c)   Any combination of the foregoing.

     Notwithstanding  anything contained in this Section 5.1, lump sum, installment or any  other  benefits  may not be paid directly from  the  Plan  in  any  form of a life annuity  or  through  the distribution of property in any form of a life annuity.

     In  addition,  if  the  Participant's   spouse   is  not  the

designated  beneficiary, the method of distribution selected  must assure that at  least  fifty percent (50%) of the present value of the amount available for  distribution  is  paid  within  the life expectancy of the Participant.

     All  distributions  required  under  this  Section  shall  be determined  and  made  in accordance with the proposed regulations under  Section  401(a)(9)  of  the  Code,  including  the  minimum

distribution   incidental    benefit    requirement   of   Section

1.401(a)(9)-2 of the proposed regulations.

5.2  Manner of Payment Following Commencement of Payments.
     ----------------------------------------------------
     Following the commencement of payments  under  Section 5.1, a

Participant  and  the Plan Administrator may, notwithstanding  the fact that periodic  benefits  are being paid, agree that as of any subsequent date the balance credited to such Participant's Account shall be paid to or applied for  the benefit of the Participant in accordance with any other payout method of Section 5.1.

5.3  Required Beginning Date.
     -----------------------
     The entire interest of a Participant  must  be distributed or begin  to be distributed no later than the Participant's  required beginning date, as defined in Section 6.2(f).

5.4  Determination of Amount to be Distributed Each Year.
     ---------------------------------------------------
     If  a  Participant's  interest  is to be distributed in other than a single-sum, the following minimum  distribution rules shall apply on or after the required beginning date:

     (a)   If a Participant's benefit is to  be  distributed  over

           (1)  a  period  not  extending  beyond  the life expectancy of the Participant or the joint life and last survivor

           expectancy of the Participant and the Participant's

           designated beneficiary or (2) a period not extending beyond the life expectancy of the designated beneficiary, the amount required to be distributed for each calendar year, beginning with  distributions for the first distribution calendar year,

           must at least equal the quotient obtained by dividing the

           Participant's benefit by the applicable life expectancy.

     (b)   For calendar years beginning before January 1, 1989, if

           the Participant's  spouse  is  not the designated beneficiary,

           the method of distribution selected  must  assure  that at least fifty percent  (50%)  of the present value of the amount available  for distribution is paid  within  the life expectancy of the Participant.

     (c)   For calendar years beginning after December  31,  1988,

           the amount to be distributed each  year,  beginning  with

           distributions for the first  distribution calendar year

           shall not be less than the quotient obtained by dividing

           the  Participant's benefit by the lesser of (1) the applicable life expectancy or (2) if the Participant's spouse is not

           the designated beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section  1.401(a)(9)-2 of the proposed regulations.  Distributions

           after the  death of the Participant shall be distributed

           using the applicable life expectancy in Section 5.4(a)

           above as the relevant divisor  without regard to proposed

           regulations  Section 1.401(a)(9)-2.

     (d)   The minimum distribution required for the Participant's

           first distribution calendar year  must be made on or before the Participant's required beginning date. The minimum

           distribution for other calendar years, including the minimum distribution  for the distribution calendar year in which

           the Participant's required beginning  date  occurs,  must

           be made on or before December 31 of that distribution calendar year.

5.5  Definitions.
     -----------
     For purposes of this Section,  the  definitions  contained in

Section 6.2 shall apply.

5.6  Small Accounts.
     --------------
     Any  provision  of  the Plan to the contrary notwithstanding,

the  Administrator  shall  have   the   authority  to  direct  the

settlement  of any Account having a balance  of  less  than  three thousand five  hundred dollars ($3,500) by the payment of one lump sum.

                          SECTION 6

         BENEFITS PAYABLE IN THE EVENT OF DEATH OR DISABILITY

6.1  Death Distribution Provisions.
     -----------------------------
     Upon the death  of  a Participant, the following distribution provisions shall take effect:

     (a)  If the Participant dies after distribution of his or her interest has begun, the remaining  portion  of  such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

     (b)  If the Participant dies before distribution  of  his  or her  interest  begins,  distribution  of  the Participant's entire interest shall be completed by December 31  of  the  calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:

           (i)  if  any  portion of the Participant's interest  is

payable to a designated beneficiary,  distributions  may  be  made over the life expectancy or over a period certain not greater than the life expectancy of the designated beneficiary commencing on or before  December 31 of the calendar year immediately following the calendar year in which the Participant died;

           (ii) if the designated beneficiary is the Participant's

surviving  spouse, the date distributions are required to begin in accordance with  (i)  above shall not be earlier than the later of

(1) December 31 of the calendar year in which the Participant died and (2) December 31 of  the calendar year in which the Participant would have attained age 70 1/2.

     If the Participant has  not made an election pursuant to this

Section 6.1(b) by the time of  his or her death, the Participant's designated beneficiary must elect  the  method  of distribution no later than the earlier of (1) December 31 of the  calendar year in which distributions would be required to begin under this Section,

or (2) December 31 of the calendar year which contains  the  fifth anniversary  of  the  date  of
death  of the Participant.  If the

Participant has no designated beneficiary,  or  if  the designated beneficiary does not elect a method of distribution,  distribution of the Participant's entire interest must be completed by December

31  of the calendar year containing the fifth anniversary  of  the

Participant's death.

     (c)   For  purposes of Section 6.1(b) above, if the surviving

spouse dies after  the  Participant,  but  before payments to such spouse begin, the provisions of Section 6.1(b), with the exception of paragraph (ii) therein, shall be applied  as  if  the surviving spouse were the Participant.

     (d)  For purposes of this Section 6.1, any amount  paid  to a child of the Participant will be treated as if it had been paid to the  surviving  spouse  if  the  amount  becomes  payable  to  the surviving spouse when the child reaches the age of majority.

     (e)  For the purposes of this Section 6.1, distribution of  a

Participant's interest is considered to begin on the Participant's

required   beginning   date   (or,  if  Section  6.1(c)  above  is

applicable, the date distribution  is  required  to  begin  to the

surviving   spouse   pursuant   to   Section  6.1(b)  above).   If

distribution in the form of an annuity  irrevocably  commences  to the  Participant  before  the  required  beginning  date, the date distribution  is  considered  to  begin  is  the date distribution actually commences.

6.2  Definitions.
     -----------
     For  purposes of this Section and Section  5,  the  following definitions shall apply:

     (a)  Applicable  life  expectancy.   The  life expectancy (or

joint and last survivor expectancy) calculated using  the attained age  of  the  Participant  (or  designated beneficiary) as of  the

Participant's  (or  designated  beneficiary's)   birthday  in  the

applicable  calendar  year  reduced by one for each calendar  year which  has  elapsed  since  the date  life  expectancy  was  first

calculated.   If  life  expectancy   is  being  recalculated,  the

applicable  life expectancy shall be the  life  expectancy  as  so

recalculated.   The  applicable  calendar  year shall be the first

distribution  calendar  year,  and  if  life expectancy  is  being recalculated such succeeding calendar year.

     (b)    Designated   beneficiary.   The  individual   who   is

designated as the beneficiary  under  the  Plan in accordance with

Section 401(a)(9) and the proposed regulations thereunder.

     (c)  Distribution calendar year.  A calendar year for which a minimum  distribution  is  required.  For distributions  beginning before the Participant's death,  the  first  distribution calendar year is the calendar year immediately preceding  the calendar year

which  contains  the Participant's required beginning  date.   For

distributions beginning  after  the Participant's death, the first

distribution  calendar  year  is  the   calendar   year  in  which

distributions are required to begin pursuant to Section 6.1 above.

     (d)   Life  expectancy.  Life expectancy and joint  and  last

survivor expectancy  are  computed  by  use of the expected return multiples in Tables V and VI of Section 1.72-9  of  the income tax regulations.

     Unless  otherwise elected by the Participant (or  spouse,  in the case of distributions  described  in Section 6.1(b)(ii) above)

by the time distributions are required to begin, life expectancies

shall   be   recalculated  annually.   Such  election   shall   be

irrevocable as  to  the Participant (or spouse) and shall apply to

all  subsequent  years.    The  life  expectancy  of  a  nonspouse

beneficiary may not be recalculated.

     (e)  Participant's benefit.

           (i) The Account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.


           (ii) Exception  for second distribution calendar  year.
                For purposes of paragraph (i) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.


     (f)  Required beginning date.


           (i) General rule. The required beginning date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2.


           (ii) Transitional  rules.   The required beginning date
                of a Participant who attains age 70 1/2 before January 1, 1988, shall be determined in accordance with (A) or (B) below:

                (A)  Non-5-percent  owners.  The required
                     beginning date of a Participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

                (B) 5-percent owners. The required beginning date of a Participant who is a 5-percent owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                      (1)  the   calendar   year   in  which   the
                           Participant attains age 70 1/2, or
                      (2)  the earlier of the calendar  year  with
                           or within which ends the Plan Year in which the Participant becomes a 5-percent owner, or the calendar year in which the Participant retires.

                      The required beginning date of a Participant who is not a 5-percent owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

          (iii) 5-percent owner. A Participant is treated as a 5 percent owner for purposes of this Section if such Participant is a 5-percent owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

           (iv) Once distributions have begun to a 5-percent owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

6.3  Designation of Beneficiary.
     --------------------------
     A Participant at the time he joins the Plan shall designate a beneficiary or beneficiaries to receive the sums credited  to  his

Account  in  the  event  of  his  death,  which designation may be

changed by the Participant from time to time.   To  be  effective,

the  original  designation  of  beneficiaries  and  any subsequent change must be in writing on the form provided for that purpose by the Plan Administrator.

6.4  Failure to Designate a Beneficiary or Select a Method of Payment.
     ----------------------------------------------------------------
     In the event that no beneficiary is properly designated or in the  event  that  a  beneficiary  designated  by  the  Participant predeceased the Participant and no  new designation of beneficiary is made, the Plan Administrator, in its discretion, may direct the

Trustee  to  make  payment  of  all  sums to  which  the  deceased

Participant is entitled to either:

     (a) any one or more of the next of kin (including the surviving spouse) of the Participant and in such proportions as the Plan Administrator may determine; or

     (b) the legal representative or representatives of the estate of the last to die of the Participant or his beneficiary.

6.5  Disability of a Participant.
     ---------------------------
     In  the  event of the Disability of a  Participant  prior  to

attaining  Normal   Retirement  Age,  such  Participant  shall  be

entitled to receive the  entire  amount  credited  to his Account.

Payment shall begin not later than the sixtieth (60th)  day  after the  close  of  the  Plan Year in which the Administrator receives proof  of the Participant's  Disability,  and  shall  be  made  in accordance  with  any  of  the  methods  provided in Section 5, as selected by the Participant.

6.6  Transitional Rule.
     -----------------
     Notwithstanding  the  other  requirements  of  this  Section,

distribution  on  behalf of any Employee,  including  a  5-percent owner,  may be made  in  accordance  with  all  of  the  following requirements (regardless of when such distribution commences):

     (a)   The  distribution  by  the  Plan is one which would not

           have disqualified such Plan under Section 401(a)(9) of

           the Code as in effect prior to amendment by the Deficit

           Reduction Act of 1984.

     (b)   The  distribution is in accordance  with  a  method  of

           distribution designated by the Employee whose interest in

           the Plan is being distributed or, if the Employee is deceased,

           by a beneficiary of such Employee.

     (c)   Such  designation  was  in  writing,  was signed by the

           Employee or the beneficiary, and was made before January 1, 1984.

     (d)   The Employee had accrued a benefit under the Plan as of

           December 31, 1983.

     (e)   The method of distribution designated by  the  Employee

           or the beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the beneficiaries of the Employee listed in order of priority.

     A  distribution  upon  death  will  not  be  covered  by this transitional  rule  unless  the  information  in  the  designation contains the required information described above with respect  to the distributions to be made upon the death of the Employee.

     For  any distribution which commences before January 1, 1984,

but continues  after  December  31,  1983,  the  Employee,  or the beneficiary  to  whom  such  distribution  is  being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of  distribution  was

specified   in   writing   and   the  distribution  satisfies  the

requirements in (a) and (e) above.

     If a designation is revoked any  subsequent distribution must satisfy the requirements of Section 401(a)(9)  of the Code and the

proposed  regulations  thereunder.   If a designation  is  revoked

subsequent to the date distributions are  required  to  begin, the

Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount  not yet  distributed  which  would  have  been  required  to have been distributed  to  satisfy  Section  401(a)(9)  of the Code and  the proposed  regulations  thereunder,  but for the Section  242(b)(2)

election.  For calendar years beginning  after  December 31, 1988,

such  distributions must meet the minimum distribution  incidental benefit  requirements  in  Section  1.401(a)(9)-2  of the proposed regulations.  Any changes in the designation will be considered to

be   a   revocation   of   the  designation.   However,  the  mere

substitution or addition of  another beneficiary (one not named in the designation) under the designation  will  not be considered to be a revocation of the designation, so long as  such  substitution or addition does not alter the period over which distributions are to  be  made  under  the designation, directly or indirectly  (for example, by altering the relevant measuring life).  In the case in which an amount is transferred  or  rolled  over  from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 shall apply.

6.7  Location of Participant or Beneficiary Unknown.
     ----------------------------------------------
     In  the  event that all, or any portion, of the  distribution payable to a Participant  or  his  Beneficiary hereunder shall, at the expiration of five (5) years after  it  shall  become payable,

remain  unpaid  solely  by  reason  of  the inability of the  Plan

Administrator, after sending a certified  letter,  return  receipt requested,  to  the last known address, and after further diligent effort, to ascertain  the  whereabouts  of such Participant or his

Beneficiary, the amount so distributable shall be allocated in the

same manner as a forfeiture, pursuant to  this  Agreement.   If an

amount is forfeited pursuant to this Section, such amount will  be reinstated if a claim is made by the Participant or beneficiary.

                            SECTION 7
                BENEFITS PAYABLE UPON BREAK IN SERVICE
                  OR EMPLOYMENT TERMINATION

7.1  Vesting Schedule.
     ----------------
     Any  Participant  who  incurs  a  Break  in  Service during a vesting computation period for reasons other than his  retirement,

death or disability shall be entitled to receive at the  time  and in  the manner described hereinafter that percentage of the amount credited  to  his  Account  as  of  the  Valuation Date or Interim

Valuation Date coincident with or immediately  preceding the Break in Service, determined as follows:

     (a)   A  Regular Account shall be vested in  accordance  with

           the following schedule:

               YEARS OF SERVICE            VESTED PERCENTAGE
               ----------------            -----------------
                 less than 5                      0

                 5  or  more                     100

     (b)   A Rollover Account shall be fully vested at all times.

     Notwithstanding  the  above provisions of this Section 7.1, a

Participant's vested interest shall not be less than it was before

this amendment and restatement.   Also,  notwithstanding the above

vesting  schedule,  an  Employee's  right to his  or  her  Account balance is nonforfeitable upon the attainment of Normal Retirement

Age.

7.2  Distributions.
     -------------
     (a)  If an Employee terminates service,  and the value of the

Employee's  vested  Account  balance  derived  from  Employer  and

Employee  contributions is not greater than $3,500,  the  Employee will receive  a  distribution  of  the  value of the entire vested portion of such Account balance and the nonvested  portion will be treated  as  a forfeiture.  For purposes of this Section,  if  the value  of  an Employee's  vested  Account  balance  is  zero,  the

Employee shall  be  deemed to have received a distribution of such

vested Account balance.   A  Participant's  vested Account balance

shall not include accumulated deductible employee contributions within the meaning of Section 72(o)(5)(B) of the Code for Plan Years beginning prior to January 1, 1989.

     (b)   If  an  Employee  terminates  service, and  elects,  in

accordance with the requirements of this

Section 7, to receive the value of the Employee's  vested  Account balance,  the  nonvested  portion will be treated as a forfeiture.

If the Employee elects to have  distributed  less  than the entire vested  portion  of  the  Account  balance  derived  from Employer contributions,  the  part  of the nonvested portion that  will  be treated as a forfeiture is the  total nonvested portion multiplied by  a  fraction,  the numerator of which  is  the  amount  of  the

distribution  attributable   to  Employer  contributions  and  the

denominator of which is the total  value  of  the vested Employer derived Account balance.

     (c)   If  an  Employee  receives or is deemed  to  receive  a

distribution pursuant to this  Section  and  the  Employee resumes employment  covered  under  this  Plan,  the Employee's  Employer derived Account balance will be restored to the amount on the date of distribution if the Employee repays to the Plan the full amount of the distribution attributable to Employer  contributions before the earlier of five (5) years after the first date  on  which  the

Participant  is  subsequently  re-employed by the Employer, or the date the Participant incurs five  (5)  consecutive one-year Breaks in Service following the date of the distribution.  If an Employee is deemed to receive a distribution pursuant  to this Section, and the Employee resumes employment covered under this Plan before the date the Participant incurs five (5) consecutive  one-year  Breaks in  Service, upon the reemployment of such Employee, the Employer derived  Account  balance  of the Employee will be restored to the amount on the date of such deemed distribution.

     In  the event restoration  is  required  under  this  Section

7.2(c), the sources of restoration, in the order listed, shall be:

           (i) Forfeitures. To the extent used for restoration, they shall not be reallocated, or used to reduce the Employer contribution, as normally provided in
                Section 4.3.

           (ii) Employer contribution. Notwithstanding Section 3.1, the Employer shall make any contribution required for restoration.

     Such  restoration  shall  be  made  for  the  year  in  which repayment  occurs  within  the  time  prescribed by law, including extensions  of  time,  for  the filing of the  Employer's  Federal income tax return for such year.

     For purposes of applying  the  limitations  of  Code Sections

415(c)  and  (e),  and  Section  4.8  and  4.9  of this Plan,  the repayment  by  the  Participant and the restoration  provided  for above shall not be treated as annual additions.

7.3  Restrictions on Immediate Distributions.
     ---------------------------------------
     (a)  If the value  of  a Participant's vested Account balance derived from Employer and Employee  contributions  exceeds  (or at the  time  of  any  prior  distribution  exceeded) $3,500, and the

Account balance is immediately distributable, the Participant must

consent  to any distribution of such Account  balance.   The  Plan

Administrator  shall  notify the Participant of the right to defer any distribution until  the  Participant's  Account  balance is no longer immediately distributable.  Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under  the  Plan  in  a  manner  that  would  satisfy  the  notice requirements  of  Section 417(a)(3), and shall be provided no less than 30 days and no  more  than  90  days  prior  to  the  annuity

starting  date.   However, distribution may commence less than  30

days after the notice  described  in  the  preceding  sentence  is

given,   provided  the  distribution  is  one  to  which  Sections

401(a)(11)   and   417   of  the  Code  do  not  apply,  the  Plan

Administrator clearly informs the Participant that the Participant has a right to a period of  at  least  30 days after receiving the notice  to consider the decision of whether  or  not  to  elect  a

distribution   (and,  if  applicable,  a  particular  distribution

option),  and  the   Participant,   after  receiving  the  notice,

affirmatively elects a distribution.

     (b)  The consent of the Participant  shall not be required to the  extent  that a distribution is required  to  satisfy  Section

401(a)(9)  or  Section   415  of  the  Code.   In  addition,  upon

termination of this Plan if  the  Plan  does  not offer an annuity option (purchased from a commercial provider) and  if the Employer or  any  entity  within the same controlled group as the  Employer does not maintain another defined
contribution plan (other than an

employee stock ownership  plan as defined in Section 4975(e)(7) of the Code), the Participant's  Account  balance  will,  without the

Participant's   consent,   be   distributed  to  the  Participant.

However, if any entity within the  same  controlled  group  as the

Employer  maintains  another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975 (e)(7)

of  the  Code) then the  Participant's  account  balance  will  be transferred,  without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

     (c)  An Account  balance  is immediately distributable if any

part  of  the  Account  balance  could   be   distributed  to  the

Participant  (or surviving spouse) before the Participant  attains

(or would have  attained  if  not  deceased)  the  later of Normal

Retirement Age or age 62.

     (d)   For  purposes of determining the applicability  of  the

foregoing consent  requirements  to  distributions made before the first  day  of the first Plan Year beginning  after  December  31,

1988, the Participant's  vested  Account balance shall not include

amounts   attributable   to   accumulated    deductible   employee

contributions  within  the meaning of Section 72(o)(5)(B)  of  the

Code.

7.4  Payment of Account Balance.
     --------------------------
     Unless  the Participant  elects  otherwise,  distribution  of benefits will begin no later than the 60th day after the latest of the close of the Plan Year in which:

     (a)   the Participant attains age 65 (or Normal Retirement Age,

           if earlier);

     (b)   occurs the 10th anniversary  of  the  year in which the

           Participant commenced participation in the Plan; or

     (c)   the Participant terminates service with the Employer.

Notwithstanding  the  foregoing,  the failure of a Participant  to

consent  to  a  distribution  while  a  benefit   is   immediately

distributable,  within  the  meaning  of Section 7.3 of the  Plan,

shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

7.5  Treatment of Accounts in Pay Status.
     -----------------------------------
     If payments are to be made under Section 5.1(b) or (c), at the election of the Plan Administrator:

     (a)   The  Participant's  Account shall continue to share  in

           the annual and interim valuations of the trust fund and in the adjustment of the accounts for investment income, gains or losses as provided in Sections 4.4 and 4.5; or

     (b)   The  Plan  Administrator  may  instruct the trustee  to

           segregate the Participant's Account which shall then be separately valued and adjusted each year to reflect the actual income derived thereon and any distributions made therefrom under this Plan.

7.6  Direct Rollovers.
     ----------------
     (a)   This Section applies to distributions  made on or after

           January 1, 1993.  Notwithstanding any provision of the

           Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator,

           to have any portion of an eligible rollover distribution that is  equal to at least $500 paid directly to an eligible

           retirement plan specified by the distributee in a direct

           rollover.  The distributee may select only one (1) eligible retirement plan to which a direct rollover may be made.

     (b)   Definitions

           (i)  Eligible rollover distribution:  An  eligible
                rollover distribution is any distribution of all or
                any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such  distribution  is  required under
                Section 401(a)(9) of the Code; the portion of any other distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to
                employer    securities);   and   any   other
                distribution(s) that is reasonably expected to total less than $200 during a year.

           (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified plan described in Section
                401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (iii) Distributee:   A  distributee includes an Employee
                or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

           (iv) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

7.7  Amendment of Vesting Schedule.
     -----------------------------
     If the Plan's vesting schedule  is  amended,  or  the Plan is amended  in  any  way  that  directly  or  indirectly  affects the computation of the Participant's nonforfeitable percentage  or  if the  Plan  is  deemed  amended by an automatic change to or from a top-heavy vesting schedule,  each  Participant with at least three

(3)  Years  of  Service  with the Employer  may  elect,  within  a reasonable period after the  adoption  of the amendment or change,

to  have  the nonforfeitable percentage computed  under  the  Plan without regard  to such amendment or change.  For Participants who do not have at least  one  (1)  Hour  of  Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five (5) Years of Service" for "three (3)

Years of Service" where such language appears.

     The  period  during  which  the election may  be  made  shall commence with the date the amendment  is  adopted  or deemed to be made and shall end on the latest of:

     (a)   60 days after the amendment is adopted;

     (b)   60 days after the amendment becomes effective; or

     (c)   60 days after the Participant is issued written  notice

           of the amendment by the Employer or Plan Administrator.

                                   SECTION 8

                              FORM OF DISTRIBUTION

     8.1   Payment in Shares or Cash.
           -------------------------
           Any distributions under Sections 5, 6, and 7 shall be made by the

     Trustee by distributing whole shares of Company Stock, as determined by the  Trustee,  at  the  market  value  of  such shares  on  a  national securities exchange or a national quotation  system,  with the value of any fractional shares paid in cash.

           The Trustee may, with the consent of the Participant or if the

     Participant  is  deceased,  his beneficiary, make  distributions  under

     Sections 5, 6 and 7 in cash.  The amount of cash to be distributed to a

     Participant for shares actually  allocated  to  his  Account  shall  be determined  based on the market value of the shares of Company Stock as of the trading date immediately preceding the distribution.

     8.2   Dividends.
           ---------
           Cash dividends on shares of Company Stock allocated to Participants'

     Accounts may be paid to Participants  currently,  or  at  such  time as payment  is otherwise due under Sections 5, 6, and 7, as determined  in the sole discretion  of  the Plan Administrator, exercised in a uniform and nondiscriminatory manner.

                                   SECTION 9

                            MERGER OR CONSOLIDATION

     9.1   Merger or Consolidation.
           -----------------------
           In the event of a merger or consolidation of this Plan with any other plan, or in the event of a transfer of assets or liabilities of this

     Plan  to  any  other plan, each Participant in the Plan will receive  a benefit immediately after the merger, consolidation, or transfer (as if the Plan then terminated)  which  is  at least equal to the benefit the

     Participant would have been entitled to immediately before such merger,

     consolidation, or transfer (as if the Plan had then terminated).

     9.2   Merger Accounts.
           ---------------
           In the event any other plan transfers its assets to this Plan or merges with this Plan, this Plan being the surviving  plan, the  Plan

     Administrator, or if the Plan Administrator so determines, the Trustee,

     shall create a "Merger Account" for each Participant whose accounts are transferred to this Plan.  A Participant's Merger Account shall be paid to the Participant or his beneficiaries in accordance with  Sections 5,

     6,  7  and  8.   Merger Accounts shall participate in the earnings  and

     losses in the fund and in forfeitures and Employer contributions in the same manner as Regular Accounts.

     9.3   Merger Agreement or Agreement Relating to Transfer of Assets.
           ------------------------------------------------------------
           Upon instructions of the Plan Administrator, the Trustee shall enter into a merger agreement with  any  other  plan  or  shall enter into an agreement  respecting  the transfer of assets of this Plan  to  another plan or from any other plan  to  this  Plan; however, if this Plan is a profit-sharing plan which does not provide  for  a life annuity form of payment to Participants, the Plan Administrator shall  not  enter  into any agreement for the transfer of assets from another plan to this Plan if  the  proposed  transferor  plan  is  a  defined benefit plan, money purchase pension plan (including a target benefit  plan),  stock bonus,

     or profit sharing plan which would otherwise provide for a life annuity form of payment to the participants in such plan.

                                   SECTION 10

                                CLAIMS PROCEDURE

     10.1  Filing of a Claim for Benefits.
           ------------------------------
           (a)  Every Participant and beneficiary (the claimant) who thinks he is entitled to a benefit under the Plan or who is not satisfied that the correct benefit is being paid shall have the right to file a claim for such benefit at any time.

           (b)  Such claim must be filed in writing with the Plan

     Administrator. The claim shall set forth the grounds on which it is based, but no particular form of written claim is required.

     10.2  Notification to Claimant of Decision.
           ------------------------------------
           (a) The Plan Administrator shall furnish notice of its decision

     (to grant the claim or to deny it in whole or in part) to the claimant

     within  sixty  (60)  days  after the  claim  is  filed.   If  the  Plan

     Administrator fails to give  notice  within  sixty  (60) days after the claim is filed, it shall be considered wholly denied.

           (b) If the claim is denied in whole or in part, the notice of denial by the Plan Administrator to the claimant shall set forth in writing in a manner calculated to be understood by the claimant:

               (i)   The specific reason or reasons for the denial;

               (ii) Specific reference to pertinent plan provisions on which the denial is based;

               (iii) A description of any additional material or
                     information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and
               (iv) An explanation of the Plan's claim review procedure as set forth in Section 10.3.

     10.3  Review Procedure.
           ----------------
           (a)   A claimant may appeal the denial of a claim, including a claim considered denied, to the Plan Administrator for a full and fair review of the claim.

           (b)  A request for review of a denied claim must be made in writing to the Plan Administrator within sixty (60) days after the date of the notice denying the claim or within sixty (60) days after the date on which the claim is considered denied.

           (c)   The claimant or his authorized representative shall have the right, during  the  review procedure, to review all pertinent documents and to submit issues and comments in writing to the Plan Administrator.

     10.4  Decision on Review.
           ------------------
           (a)   A decision on review shall be made promptly by the Plan

     Administrator and not later  than sixty (60) days after it receives the request for review.

           (b)  The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood  by  the  claimant and specific references to pertinent Plan provisions on which the decision is based.

     10.5  Agent for Service of Process.
           ----------------------------
           In any action against the Plan or Trust, the Plan Administrator,

     whose address is 100 Century Park  Drive, Monroe, Louisiana 71203, shall be the agent for service of process of the Plan and Trust.

                                 SECTION 11

                          ADOPTION BY OTHER COMPANIES

     11.1  Rights of Other Companies to Participate.
           ----------------------------------------
           Any other corporation, association, joint venture, proprietorship or partnership (hereinafter called adopting companies) may adopt the terms of this Plan  by a resolution of the Board of Directors of such entity in the form specified  by  the  Plan  Administrator,  provided that the Board of Directors of the Employer and the Plan Administrator

     both approve such participation.   Unless  otherwise provided in the

     Plan or in a separate written agreement, all subsidiaries of the Employer shall be deemed to be adopting companies participating  in the Plan.

     A newly formed subsidiary, or a subsidiary acquired by the  Employer,

     shall be deemed to be an adopting company as of the date of formation or acquisition, as the case may be, unless otherwise  provided in the Plan or in a separate written agreement.

     11.2  Control of Plan by the Employer.
           -------------------------------
           The administrative powers and control of the Employer as provided in the  Plan, shall not be deemed diminished under the Plan by reason of participation  of  adopting companies in the Plan, and such administrative  powers  and  control specifically granted herein to the

     Employer with respect to the appointment  of the Plan Administrator and

     Trustee  and  other  matters  shall  apply only  with  respect  to  the

     Employer.  The Plan Administrator, under  the  control of the Employer,

     shall also be the Plan Administrator for the adopting companies.

     11.3  Allocations of Contributions and Forfeitures.
           --------------------------------------------
           The amounts forfeited by Employees of the Employer and adopting companies shall be allocated across company lines  in  accordance  with the  provisions  of  Sections  4.3  hereof to all Participants who were

     Employees of the Employer and applicable  adopting companies during the

     Plan Year in which such forfeitures occurred and the contributions made by  the Employer and each adopting company shall  be  allocated  across company  lines  in accordance with the provisions of Section 4.2 hereof to Participants who  were  Employees  of  the  Employer  and applicable adopting companies during the Plan Year for which each contribution is

     made.   One  member  of  an  affiliated group may make contributions on behalf of another member of such  group  in accordance with Regulations

     Section 1.404(a)-10, as amended.

     11.4  Withdrawal of Employer or Adopting Companies.
           --------------------------------------------
           The Employer or adopting company may withdraw at any time without affecting the others in the Plan.  Such withdrawal may be accompanied by such amendments to the Plan  as the withdrawing Employer or adopting company shall deem proper to continue a plan for its Employees separate and distinct from this Plan, but,  if  such  withdrawing party does not provide for the continuance of a separate plan  for its Employees, such withdrawal shall constitute a termination of this  Plan with respect to that  withdrawing  party.  The Employer may in its absolute  discretion terminate any adopting company's participation at any time.  Withdrawal from the Plan by any  party shall not affect the continued operation of the Plan with respect to the other participating parties.

     11.5  Amendment of Plan.
           -----------------
           The participation in the Plan of adopting companies shall not limit the power of the Employer under Trust Section 4.1; provided,

     however, that the Employer shall deliver notice of each amendment to the Plan to each  adopting company within thirty (30) days of such amendment.  Amendments by the Employer shall be binding upon all adopting  companies to the extent accepted by such adopting companies.

     Acceptance  by  each  such company  shall  be  presumed  unless the

     Employer and Trustee are given written notice of refusal to accept within  sixty  (60) days after the date of the amendment.  The Employer and each adopting  company  may modify the provisions of the Plan as it pertains  only to its own Employees  by the adoption of an amendment to the Plan specifying  such modifications  which  shall pertain only to its Employees except to the extent that Employer amendments  are presumed accepted by the adopting  companies, and shall not affect the continued  operation  of  the  Plan with respect to any other party.

     11.6  Termination of One or More Parties.
           ----------------------------------
           The  Plan  may  be  terminated by all parties at any time in the manner described in Trust Section  4.2,  on  the part of each party.

     The Plan may be terminated in the manner described  above  with respect to one, but less than all the parties hereto and the Plan continued for the remaining parties.

     11.7  Reference to Employer in Plan.
           -----------------------------
           Except as provided in this Section 11 and unless the context indicates otherwise, references to "Employer" in this Plan shall mean the Employer and all adopting companies.

                                SECTION 12

                       PROVISIONS RELATING TO PARTICIPANTS

     12.1  Information Required of Participants.
           ------------------------------------
           Each Participant shall furnish to the Plan Administrator such information as the Plan  Administrator shall deem necessary  and desirable for purposes of administering the Plan.

           Any notice or information which, according to the provisions of the Plan, must be filed with the Plan Administrator shall be deemed so filed if addressed  to 100 Century Park Drive, Monroe, Louisiana 71203,

     and either delivered in person or mailed to such address, postage fully paid.

                                   SECTION 13

                               PLAN ADMINISTRATOR

     13.1  Administration by Plan Administrator.
           ------------------------------------
           This Plan shall be administered by a Committee, which shall be the "Plan Administrator" and "named fiduciary."

     13.2  Appointment of Committee.
           ------------------------
           The Board of Directors of the Employer shall fix the number of persons to be members of the Committee (which number shall always be an odd number) and shall appoint persons from among the officers and

     Employees of the Employer to  serve  as  members of the Committee.

     The Committee   shall have complete control of the administration

     of the Plan.  Members of the Committee shall serve without remuneration for so long as it is  mutually  agreeable  to  them and to the Employer  but  they  shall  be  reimbursed for all expenses  incurred  by  them  in  the performance of

     their  duties.   Any  member  may  resign  by  delivering  his  written

     resignation to the Employer and to the other members of the  committee.

     The Board of Directors of the Employer may remove or replace any member of  the  Committee,  or  fill  any  vacancy, no matter how created,  by notifying the member concerned and the  other  members of the Committee in writing.

     13.3  Majority Action.
           ---------------
           Action taken by a majority of the members of the Committee shall,

     to the extent lawful, be binding upon the Employees, Participants,

     and all persons  claiming  any  right  under  the  Plan through

     any Employee or Participant.   The Committee may act by vote, at

     a meeting, or in writing, without a meeting. Any act of the Committee shall be  sufficiently evidenced if certified to by any two members thereof or by any person not a member of the Committee but who is designated, in writing, as the Secretary of the Committee by a majority  thereof.  A member of the Committee who is  a Participant shall not vote on any question relating specifically to himself, and in the event the remaining members of the

     Committee  are  unable to

     agree to a determination of such question, another person shall be selected by the Board of Directors of the Employer for the purpose of making  such determination.

     13.4  Powers of the Plan Administrator.
           --------------------------------
           The Committee as Plan Administrator shall have the following powers:

           (a) To make rules and regulations  for  the  administration of the Plan which are not inconsistent with the terms

               and provisions hereof;

           (b) To  construe  all  terms, provisions, conditions and

               limitations  of this Plan;

           (c) To correct any defect  or  supply  any  omission  or

               reconcile  any  inconsistency  that  may appear in the Plan,

               in such manner and to such extent as it shall deem  expedient to  carry this Plan into effect for the greatest benefit

               of all interested parties;

           (d) To select, employ and compensate from time to time such consultants, actuaries, accounts, attorneys, and other

               agents  and Employees as the Plan Administrator may deem

               necessary or advisable in the proper and efficient

               administration   of  this  Plan  and  Trust  to  carry  out

               nonfiduciary  and  fiduciary  responsibilities (other than trustee responsibilities as defined in Section 405(c)(3)

               of ERISA);

           (e) To determine all questions relating to the eligibility of

               Employees to become Participants, and to determine the amount of compensation upon which the allocation of each Participant shall be calculated;

           (f) To make all determination and  computations concerning the benefits, credits and debits to which any Participant or

               beneficiary is entitled under the Plan;

           (g) To determine all questions relating to the administration of this Plan and Trust (1) when differences of opinion arise

               between the Employer, the Trustee, a Participant, or any of them, and (2) whenever it is deemed advisable to determine such questions in order to promote the uniform administration of the Plan for the greatest benefit of all parties concerned;

           (h) To appoint any Employee of the Employer to act as secretary for the Plan Administrator, and to authorize the secretary so appointed to act for  the  Plan  Administrator in all

               routine matters connected with the administration of the Plan;

           (i) To determine whether a Participant is disabled for the purposes of Section 6.5 hereof;

           (j) To appoint an investment manager  or managers (as defined in

               Section 3(38) of ERISA) to manage (including the  power to acquire and dispose of) all or any part of the assets of

               the Plan; and

           (k) To provide for the allocation of fiduciary responsibilities

               (other than trustee  responsibilities  as  defined  in  Section

               405(c)(3) of ERISA). Actions dealing with fiduciary

               responsibilities shall be taken in writing and the performance of agents, counsel, and fiduciaries to whom fiduciary

               responsibilities  have been delegated shall be reviewed

               periodically.

           The foregoing list of express powers is not intended to be either complete  or conclusive, but the Plan Administrator shall, in addition,

     have such powers  as it may reasonably determine to be necessary to the performance of its  duties  under  the Plan and Trust.  The decision or

     judgment  of  the  Plan  Administrator  on   any  question  arising  in

     connection with the exercise of any of its powers or any matter of Plan administration,  or  the  determination of benefits,  shall  be  final,

     binding and conclusive upon all parties concerned.

     13.5  Duties of the Plan Administrator.
           --------------------------------
           The Committee as Plan Administrator shall, as a part of its general duty to supervise and administer the Plan:

           (a)  Establish and maintain the Accounts described herein

                and direct the maintenance of such other records and the

                preparation of such forms as are required for the

                efficient administration of the Plan;

           (b)  Give the Trustee specific directions in writing in respect to:

                (i) The making of distribution payments, giving the names of the payees, the amounts to be paid and the time or times when payments shall be made; and

                (ii) The making of any other payments which the Trustee is not by the terms of the trust agreement authorized to make without a direction in writing by the Plan Administrator; and

           (c)  Prepare an annual report, as of the end of the Plan Year.

     13.6  Expenses.
           --------
           The Employer shall reimburse the trust fund for all expenses

     (other than normal  brokerage  charges  which  are  included  in  the cost of securities  purchased  or  charged  to  proceeds  in the case of sales) incurred  in  the administration of the Plan under Trust  Section

     1.5, including the expenses and fees of the Trustee, except that any such expenses not so reimbursed by the Employer shall be paid from the trust fund.

                                   SECTION 14

                                   ROLLOVERS

     14.1  Rollover Contributions.
           ----------------------
           If the Plan Administrator instructs  the  Trustee  in writing to accept Rollover Contributions, any Employee who is a Participant or

     who will become a Participant if he completes a Year of Service in an

     Eligibility  Computation Period may make a Rollover Contribution at any time.  The Trustee  shall  credit the fair market value of any Rollover

     Contribution to a Rollover Account  of  the contributing Participant as

     of  the date the Rollover Contribution is  made.   A  Rollover  Account

     shall  be  fully  vested  and  shall  be paid to the Participant or his

     beneficiaries in accordance with Section  5,  6,  7  and  8.   Rollover

     Accounts  shall  participate  in  the  earnings and losses of the Trust

     Fund, but not in forfeitures or Employer contributions.

     14.2  Definition of Rollover Contribution.
           -----------------------------------
           The term Rollover Contribution is defined as the contribution of a Rollover Amount as defined in Section 14.3 to the Trustee on or before the sixtieth  (60th) day immediately following the day the contributing

     Participant receives the Rollover Amount.

     14.3  Definition of Rollover Amount.
           -----------------------------
           The term Rollover Amount is defined as:

           (a)  The amount distributed to the Participant is deposited to the Plan no later than the sixtieth day after such

                distribution was received by the Participant.

           (b)  the amount distributed is not one of a series of substantially equal periodic  payments  made  for  the life (or  life

                expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's designated  beneficiary, or for a specified period of ten

                years or more:

           (c)  the amount distributed is not required under Code Section

                401(a)(9);

           (d)  if the amount distributed included property such property is rolled over, or if sold the proceeds of such property

                may be rolled over;

           (e)  the amount distributed is includible in gross income

                (determined without regard to the exclusion  for  net

                unrealized appreciation with respect to employer securities).

     In  addition,  if the Plan Administrator so instructs  the  Trustee  in writing, the Plan  will  also accept any eligible rollover distribution

     (as defined in Section 7.6) directly to the Plan.

           Rollover Amounts, which relate to distributions prior to January 1,

     1993,  must be made in accordance with paragraphs (a) through (e) and additionally meet the requirements of paragraph (f):

     (f)   The distribution from the qualified plan constituted the

           Participant's  entire interest in such Plan and was distributed within one taxable year to the Participant:

           (i) on account of separation from Service, a Plan termination, or in the case of a profit-sharing or stock bonus plan, a complete discontinuance of contributions under such plan within the meaning of Code Section 402(a)(6)(A), or

           (ii) in one or more distibutions which constitute a qualified lump sum distribution within the meaning of Code Section 402(e)(4)(A), determined without reference to subparagraphs
                (B) and (H).

     14.4  Conduit Rollovers.
           -----------------
           Rollover Contribution may also be made through an individual retirement account (IRA) qualified under Code Section 408 where the IRA was used as a conduit from a qualified plan, the Rollover Contribution is made in accordance with the rules provided under paragraphs (a)

     through (e) and the Rollover Contribution does not include any regular

     IRA contributions, or earnings thereon, which the Participant may have made to the IRA. Rollover Contributions, which relate to distributions prior to January 1, 1993, may be made through an IRA in accordance with paragraphs (a) through (f) and additional requirements  as  provided in the  previous sentence.  The Trustee shall not be held responsible  for determining  the taxfree status of any Rollover Contribution made under this Plan.

                                   SECTION 15

                   TRADES OR BUSINESSES UNDER COMMON CONTROL

     15.1  Definitions.
           -----------
           All employees of all corporations which are members of a controlled groups of corporations (as defined in Section  414(b)  of the Code) and all employees of all trades or businesses (whether or not incorporated)

     which  are  under common control (as defined in Section 414(c)  of  the

     Code) will be treated as employed by a single employer.

           Such other trades or businesses in a group with the Employer are hereinafter  called "Associated Employer."  The  term  "transferred participant" means an Employee of the Employer who was a Participant in this Plan and who  is  employed  by  an  Associated  Employer after his services with the Employer are terminated.

           In addition to the foregoing, Hours of Service will also be credited for any  individual required under Section 414(m) or 414(n) of the Code to be considered  an  employee of any employer aggregated under Section

     414(b), (c), or (m) or the Code.

           Any Leased Employee as defined in Section 1.17(a), excluding any

     Leased Employee described in Section  1.17(b), shall be treated as an employee of the recipient employer.

     15.2  Allocation.
           ----------
           No Employee shall be credited with any compensation for a year under Section 4.2 of this Plan except with respect to compensation actually paid to him by the Employer or accrued by the Employer with respect to him.

     15.3  Participation and Vesting.
           -------------------------
           All of an Employee's service with an Associated Employer shall be counted as service with the Employer for all purposes of this Plan,

     except as otherwise provided  in  the  Plan  or  in  a separate written agreement.

     15.4  Vesting and Distributions.
           -------------------------
           In determining whether a transferred participant incurs a Break in

     Service under this  Plan,  his  service  with  the  Employer  shall  be combined  with his service with an Associated Employer.  In determining whether  a transferred  participant  subsequently  incurs  a  Break  in

     Service with  the  Employer  for vesting and distribution purposes, his

     Hours of Service with Associated Employers shall be counted.

                                   SECTION 16

                              TOP HEAVY PLAN RULES

     16.1  Key Employee.
           ------------
           Any Employee or former Employee (and the beneficiaries of such

     Employee)  who  at any time during  the  determination  period  was  an officer  of  the Employer  if  such  individual's  annual  compensation exceeds fifty  percent  (50%)  of  the  dollar limitation under Section

     415(b)(1)(A)  of  the  Code,  an owner (or considered  an  owner  under

     Section 318 of the Code) of one  of  the  ten  largest interests in the

     Employer if such individual's compensation exceeds  one hundred percent

     (100%) of the dollar limitation under Section 415(c)(1)(A) of the Code,

     a five percent (5%) owner of the Employer, or a one percent  (1%) owner of  the  Employer who has an annual compensation of more than $150,000.

     Annual compensation  means compensation as defined in Section 415(c)(3)

     of the Code, but including amounts contributed by the Employer pursuant

     to  a  salary  reduction   agreement  which  are  excludable  from  the

     Employee's gross income under  Section  125, Section 402(e)(3), Section

     402(h)(1)(B) or Section 403(b) of the Code.   The  determination period

     is  the Plan Year containing the determination date and  the  four  (4)

     preceding Plan Years.

           The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

     16.2  Non-Key Employee.
           ----------------
           Any Employee who is not a Key Employee.

     16.3  Super Top Heavy Plan.
           --------------------
           For any Plan Year beginning after December 31, 1983,this Plan is a

     Super Top Heavy Plan if any of the following conditions exists:

           (a)  If the top heavy ratio for this Plan exceeds ninety percent

                (90%) and this Plan is not part of any required aggregation group or permissive aggregation group of plans.

           (b)  If this Plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the top heavy ratio for the group of plans exceeds ninety percent

                (90%).

           (c)  If this Plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the top heavy ratio for the permissive aggregation group exceeds

                ninety percent (90%).

     16.4  Top Heavy Plan.
           --------------
           For any Plan Year beginning after December 31, 1983, this Plan is a Top Heavy Plan if any of the following conditions exists:

           (a)  If the top heavy ratio for this Plan exceeds sixty percent

                (60%) and this Plan is not part of any required aggregation group or permissive aggregation group of plans.

           (b)  If this Plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and

                the top heavy ratio for the group of plans exceeds sixty

                percent (60%).

           (c)  If this Plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the top heavy ratio for the permissive aggregation group exceeds

                sixty percent (60%).

     16.5  Top Heavy Ratio.
           ---------------
          (a) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the

     Employer has not maintained any defined benefit plan which during the five (5) year period ending on the determination date(s) has or had accrued benefits, the top heavy ratio for this Plan alone or for the required or permissive aggregation group as appropriate is a fraction,

     the numerator of which is the sum of the account balances of all Key

     Employees as of the determination date(s) (including any part of any account balance distributed in the five (5) year period ending on the determination date(s)), and the denominator of which is the sum of all

     Account balances (including any
     part of any Account balance distributed

     in the five (5) year period ending on the determination date(s)), both computed in accordance with Section 416 of the Code and the regulations thereunder.  Both the numerator and denominator of the top heavy ratio are adjusted to reflect any contribution  not actually made as of the determination date, but which is required to  be  taken into account on that date under Section 416 of the Code and the regulations thereunder.

           (b)  If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer

     maintains or has maintained one or more defined benefit plans which during the five (5) year period ending on the determination date(s)

     has or has had any accrued benefits, the top heavy ratio for any required or permissive aggregation group as appropriate is a fraction,

     the numerator of which is the sum of account balances under the aggregated  defined contribution plan or plans for all  Key  Employees,

     determined in accordance with (a) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the determination date(s), and  the denominator of  which  is  the  sum  of  the  account balances under the aggregated defined contribution plan or plans  for  all Participants determined in accordance with (a) above, and the present  value  of  accrued benefits under the defined benefit plan or plans for all Participants  as of the determination date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder.  The accrued benefits  under a defined  benefit plan in both the numerator and denominator of the  top heavy ratio  are  increased  for any distribution of an accrued benefit made in the five (5) year  period ending on the determination date.

           (c)  For purposes of (a) and (b) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the twelve (12) month period ending on the determination date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (1) who is not a Key

     Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any employer maintaining the Plan at any time during the five (5) year period ending on the determination  date will be disregarded.  The calculation of the top heavy ratio, and to  the  extent to which distributions, rollovers,

     and transfers are taken into account  will  be  made in accordance with

     Section  416  of  the Code and the regulations thereunder.   Deductible

     employee contributions  will  not be taken into account for purposes of

     computing the top heavy ratio.   When  aggregating  plans  the value of

     account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

           The accrued benefit of a Participant other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained  by the

     Employer, or (b) if there is no such method, as if such benefit accrued not  more  rapidly  than  the  slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

     16.6  Top Heavy Plan Year.
           -------------------
           For a particular Plan Year commencing after December 31, 1983,

     the Plan is a Top Heavy Plan.

     16.7  Top Heavy Compensation.
           ----------------------
           For any Top Heavy Plan Year, compensation as defined in Code

     Section 415(c)(3) and Regs. Section 1.415-2(d), not in excess of $200,000

     (or such other amounts as the Secretary of Treasury or his delegate may designate), which shall be  considered as compensation for all purposes of Section 16 of this Plan.

     16.8  Determination Date.
           ------------------
           The last day of the preceding Plan Year, or, in the case of the first Plan Year, the last day of such Plan Year.

     16.9  Valuation Date.
           --------------
           The last day of the Plan Year, on which Account balances or accrued benefits are valued for purposes of calculating the Top Heavy Ratio.

     16.10  Aggregation Group.
            -----------------
            Either a Required Aggregation Group or a Permissive Aggregation

     Group as hereinafter determined.

           (a) Required Aggregation Group: (i) Each qualified plan  of the

     Employer   in   which   at  least  one  Key  Employee  participates  or

     participated at any time during the determination period (regardless of whether the Plan has terminated),  and (ii) any other qualified plan of the  Employer  which  enables  a plan described  in  (i)  to  meet  the requirements of Sections 401(a)(4) or 410 of the Code.

           In the case of a Required Aggregation Group, each plan in the group will  be considered a Top Heavy Plan if the Required Aggregation  Group

     is a Top  Heavy  Group.  No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not

     a Top Heavy Group.

           (b)  Permissive Aggregation Group: The required aggregation group of plans plus any other plan or plans of the Employer  which,  when considered  as  a  group  with the required  aggregation  group,  would continue to satisfy the requirements  of  Sections 401(a)(4) and 410 of the Code.

           In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy

     Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

     16.11 Present Value of Accrued Benefits.
           ---------------------------------
           The present value of an accrued benefit under a defined benefit plan shall be based on the interest and mortality rates specified in such defined benefit plan.

                             TOP HEAVY REQUIREMENTS

     16.12 Top Heavy Plan Requirements.
           ---------------------------
           If the Plan is or becomes top heavy in any Plan Year beginning after

     December 31, 1983, the provisions of this Section 16 will supersede any conflicting provisions in the Plan.

     16.13 Top Heavy Reduction.
           -------------------
           (a) In Section 4.9(a), 1.0 shall be substituted for 1.25  unless the extra minimum allocation is being made pursuant to Section 16.14.

     However, for any Plan Year in which this Plan is  a  Super  Top  Heavy

     Plan, 1.0 shall be substituted for 1.25 in any event.

           (b) $41,500 shall be substituted for $51,875 in determining the

     "transition fraction" of Section 4.9(b).

     16.14 Minimum Allocations.
           -------------------
          (a)  Except as otherwise provided in (c) and (d) below, the

     Employer contributions and forfeitures allocated on behalf of any

     Participant who is not a Key Employee shall not be less than the lesser of three  percent of such Participant's compensation or in  the  case  where  the Employer  has  no  defined  benefit  plan which designates this Plan to satisfy  Section 401 of the Code, the largest  percentage  of  Employer contributions  and  forfeitures,

     as a percentage of the Key Employee's compensation, as limited by

     Section  401(a)(17)  of the Code, allocated  on behalf of

     any Key Employee for that year.  The minimum allocation is determined

     without  regard to any Social Security contribution.   This

     minimum  allocation  shall  be  made  even  though,  under  other  Plan provisions, the Participant  would not otherwise be entitled to receive an allocation, or would have received  a lesser allocation for the year because of (i) the Participant's failure  to  complete  1,000  Hours of

     Service  (or  any  equivalent  provided  in  the  Plan),  or  (ii)  the

     Participant's  failure  to make mandatory employee contributions to the

     Plan, or (iii) compensation less than a stated amount.

           (b)  For purposes of computing the minimum allocation, compensation will mean compensation as defined in Section 1.7 of the Plan.

           (c)  The provision in (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

           (d)  The  provision in (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and  the  Employer has elected that the minimum allocation or benefit requirement applicable to top heavy plans will be met in the other plan or plans.

           (e)  The minimum allocation required (to the extent required to be nonforfeitable under Section 416(b) of the Code) may not be forfeited under Section 411(a)(3)(B) or 411(a)(3)(D) of the Code.

     16.15  Top Heavy Vesting.
            -----------------
           For any Plan Year in which this Plan is top-heavy, the following vesting schedule will automatically apply to the Plan, but  only if the application of such schedule results in a higher vested percentage  for the Participant:

               YEARS OF SERVICE              VESTED PERCENTAGE
               ----------------              -----------------
                     2                               20%
                     3                               40%
                     4                               60%
                     5                               80%
                     6                              100%

     The minimum vesting schedule applies to all benefits within the meaning of  Section 411(a)(7) of the Code except those attributable to employee contributions,  including benefits accrued before the effective date of

     Section 416 of the  Code  and  benefits  accrued before the Plan became

     top-heavy.   Further,  no  decrease  in a Participant's  nonforfeitable percentage  may  occur  in the event the  Plan's  status  as  top-heavy changes for any Plan Year.  However, this Section does not apply to the

     Account balance of any Employee  who  does  not have an Hour of Service after  the  Plan  has initially become top-heavy  and  such  Employee's

     Account balance attributable  to Employer contributions and forfeitures will be determined without regard to this Section.

     16.16 Minimum Required Distribution.
           -----------------------------
           A Key Employee's benefits shall be distributed to him or begin to be distributed to him under Section 5 no later than the taxable year  in which he attains age 70 1/2 regardless of when he retires.

     16.17 Alternative Effective Date.
           --------------------------
           Notwithstanding any other provision of this Plan and Trust, the effective  date otherwise provided for the application of this  Section

     16  shall be  extended  in  accordance  with  any  legislative  act  of

     Congress.

                               SECTION 17

                           PAYSOP PROVISIONS

     17.1  Nature of the Plan.
           ------------------
           (a) This Tax Credit Employee Stock Ownership Plan ("PAYSOP") is an

     addition to the Stock Bonus Plan established by the Employer.  The

     PAYSOP forms a part of a Stock Bonus Plan under Section 401(a) of the

     Internal Revenue Code and is a Tax Credit Employee Stock Ownership Plan

     under  Section  409  of  the  Code.   The  PAYSOP  is  intended to make

     available  to  the  Company the payroll-based employee stock  ownership credit described in Section  41  of  the  Code  and  is  designed to be invested primarily (or exclusively) in Company Stock.

           (b) The PAYSOP has been and will be funded through the Trust established under the Stock Bonus Plan and is administered by the  Plan

     Administrator  described  in  Section  13 of the Stock Bonus Plan.  The interests  of  Participants  under the PAYSOP  shall  be  reflected  by

     separate Tax Credit Accounts under  the  Trust.   Except  as  otherwise

     provided  in this PAYSOP, the provisions of the Stock Bonus Plan  shall generally apply to the PAYSOP.

     17.2  Definitions.
           -----------
           Except to the extent that they are inconsistent with this Section

     17, all of the definitions included in Section 1 of the Stock Bonus Plan

     shall  apply  to  this  Tax  Credit  Employee  Stock  Ownership   Plan.

     Additional specific terms are defined below in this Section 17.2.

           (a)  PAYSOP - This Century Telephone Enterprises, Inc. Tax Credit

                Employee Stock Ownership Plan established by the Employer as an addition to the Stock Bonus Plan.

           (b)  Tax Credit Account - The Account of a Participant which reflects his interest under the Trust attributable to PAYSOP contributions.

           (c)  Stock Bonus Plan - The Century Telephone Enterprises, Inc.

                Stock Bonus Plan.

           (d)  PAYSOP Contributions - Employer contributions made to the

                Trust by the Company pursuant to Section 17.4 of the PAYSOP.

           (e)  PAYSOP Compensation - The compensation of each Participant within the  meaning of Section 415(e)(3)  of  the  Code  and the regulations thereunder.

     17.3  Eligibility and Participation.
           -----------------------------
           Each Participant under the Stock Bonus Plan will be eligible to share in the allocation of PAYSOP Contributions under Section 17.4 as of each Adjustment Date, provided that he is eligible to share in the allocation of Employer  Contributions  and  forfeitures as described in

     Section 4 of the Stock Bonus Plan.

     17.4  Employer Contributions.
           ----------------------
           (a)  PAYSOP Contributions shall be paid to the Trust for each Plan

     Year for which the Employer elects the payroll-based  employee  stock ownership  credit  available under Section 41 of the Code in any amount not exceeding the following percentages of PAYSOP Compensation of those

     Participants eligible  to  share  in  the  allocation  of such Employer

     Contributions for that Plan Year:

                  Compensation Paid             Applicable
                During Calendar Year            Percentage
                --------------------            ----------

                       1984                        .50
                       1985                        .50
                       1986                        .50
                       1987                        .50

           (b)  PAYSOP Contributions shall be paid to the Trust not later than thirty (30) days after the due date (including  extensions)  for filing

     the  Employer's  Federal income tax return for that Plan Year.   PAYSOP

     Contributions may  be  paid  in  shares of Company Stock or in cash, as determined by the Employer's Board  of  Directors;  provided,  however,

     that  PAYSOP  Contributions  in  cash  shall  be used by the Trustee to acquire Company Stock within thirty (30) days.

           (c)  In the event that any Employer Contributions are paid to the

     Trust by reasons of a mistake of fact, such contributions may be returned to the Employer by the Trustee (upon the request of the

     Employer) within one year after payment to the Trust.

     17.5  Participant's Accounts.
           ----------------------
           (a) A Tax Credit Account shall be established for each Participant under the PAYSOP. It will be credited annually with shares of Company

     Stock (including fractional shares) representing his allocable share of

     PAYSOP  Contributions,  as  well  as  Company  Stock  acquired with any dividends on Company Stock allocated to his Tax Credit Account (or with

     any  net  income  of  the  Trust  attributable  to  the PAYSOP).   Each

     Participant  shall  at  all  times  have a 100% vested (nonforfeitable)

     interest in the balance of his Tax Credit Account.

           The allocations to the Tax Credit Accounts of Participants for each

     Plan Year shall be made in the following manner.

           (b)  Employer Contributions - PAYSOP Contributions under Section

     17.4(a) for each Plan Year will be allocated among the Tax Credit

     Accounts of Participants (so entitled under Section 17.3) as of the

     Adjustment Date in the ratio which the PAYSOP Compensation of each such Participant bears to the total PAYSOP Compensation of all such

     Participants for that Plan Year.  For purposes of this allocation,

     however, PAYSOP Compensation of each Participant shall not exceed one hundred thousand dollars ($100,000) for each Plan Year.

           (c)  Net Income and Dividends - Each Participant's Tax Credit

     Account shall share in any net income of the Trust attributable to the

     PAYSOP in the manner outlined in Section 4 of the Stock Bonus Plan.

     His Tax Credit Account shall also be credited with the amount of any dividends received on Company Stock allocated to such Tax Credit Account.

     All such amounts  shall be allocated as of each Adjustment Date, but shall be reinvested in shares of Company Stock for allocation purposes.

           (d)  Allocation Limitations - The limitations outlined in Sections

     4.8 and 4.9 of the Stock Bonus Plan shall be applied by including each

     Participant's  share of PAYSOP Contributions as Employer Contributions.

     In no event, however, shall the allocation of PAYSOP Contributions to a

     Participant's Tax  Credit  Account  be  reduced  to  comply  with  such limitation  until  after  reductions  have  been  made to Participant's

     Accounts under the Stock Bonus Plan.

           For  each  Plan  Year, no more than one-third (1/3) of the PAYSOP

     Contributions under Section 17.4(a) may be  allocated to the Tax Credit

     Accounts of Participants who are officers of the Employer, shareholders owning  more  than ten percent (10%) of Company  Stock,  as  determined under Section 415(c)(6)(B)(iv)  of  the  Code,  or  Participants  whose

     PAYSOP  Compensation  for  that Plan Year exceeds $60,000.  The $60,000 amount shall be adjusted (after  1985)  for  increases  in  the cost of living, pursuant to regulations prescribed under Section 415(c)(6)  and

     (d)(1)  of  the  Code.   The  Plan  Administrator may reallocate PAYSOP

     Contributions for any Plan Year in order  to  satisfy  this  additional limitation in accordance with the principles of Section 4.8.

           (e)  Voting Company Stock -
                --------------------
               (i) Each Participant shall be entitled to direct the voting rights with respect to the shares of Company Stock owned by the PAYSOP, but only to the extent required by Sections 401(a)(22) and 409(e)(3) of the Code and the regulations thereunder. The number of votes to which each Participant is entitled shall be determined under (2), below. On all other matters, the Plan Administrator need not solicit instructions from Participants. Prior to the holding of each annual or special meeting of Company shareholders, the Committee will send to all Participants who have Company Stock in their Tax Credit Accounts the proxy statements for such meeting,together with a form to be sent to the Trustee which will indicate the number of votes to which the Participant is entitled, and on which may be set forth each Participant's instructions as to the manner of voting the shares, including fractional shares, of Company Stock. Upon receipt of such instructions, the Trustee will vote the Company Stock in accordance with such instructions including fractional shares, which shares shall be aggregated with the fractional shares of other Participants with such accounts to the lowest whole number thereof for the purposes of voting. All shares of Company Stock held by the Trust for which no instructions have been received by the Trustee as to the manner of voting such shares five days prior to such meeting shall not be voted by the Trustee.

              (ii) The number of votes available to each Participant shall be determined as follows:

                    (1) first, the total number of votes attributable to Company Stock owned by the PAYSOP shall be determined;

                    (2) next, the amount of votes determined under (i), above, shall be allocated to each Participant in the ratio which such Participant's

                         Account balance
                         as of the immediately preceding Valuation Date bears to the total Account Balances of all Participants as of such date.

     17.6  Expenses.
           --------
           If brokerage commissions  charged with respect to the purchase or sale of Company Stock of the PAYSOP  exceed  the  lesser  of  the following amounts, they shall be paid by the Employer:

           (a)  the sum of -

                (i) 10% of the first $100,000 of the dividends paid to the PAYSOP with respect to Company Stock during the Plan Year, and

               (ii)   5% of the amount of such dividends in excess of

                      $100,000, or

           (b)   $100,000.

     17.7  Distributions.
           -------------
           (a)   All distributions of benefits from a Participant's Tax

     Credit Account shall be made at the same time and in the same manner outlined in Sections 5, 6, 7 and 8 of the Stock Bonus Plan except that the Company Stock which is actually allocated to his Tax Credit

     Account shall be distributed.

           (b)   No Company Stock allocated to a Participant's Tax Credit

     Account may be  distributed  before  the  end  of  the  eighty-fourth

     (84th) month beginning after the Adjustment Date as of which such

     Company Stock is allocated  to  such  Tax  Credit  Account, except in the event  of  his retirement, disability, death or other termination  of  service.  This eighty-four  (84)  month  restriction shall not apply in the  case  of certain  divisive corporate reorganizations, as provided in Section 409(d)(2) and (3) of the Code.

     17.8  Future of the Plan.
           ------------------
           The PAYSOP  may  be  amended or terminated by the Company in accordance with the provisions of Section 4 of the Trust. The PAYSOP may be amended or terminated without there being an amendment or

     termination   of the Stock Bonus Plan.

           The Employer specifically reserves the right to amend the PAYSOP retroactively in order to satisfy the applicable requirements of

     Sections 401(a) and 409 of the Code.

                                   SECTION 18

                      QUALIFIED DOMESTIC RELATIONS ORDERS

                                  DEFINITIONS

     18.1  Domestic Relations Order.
           -------------------------
           Any judgment, decree, or order (including approval of a property settlement agreement) that relates  to  the provision of child support,

     alimony  payments,  or  marital property rights  to  a  spouse,  former spouse, child or other dependent  of  a Participant, made pursuant to a state domestic relations law, including a community property law.

     18.2  Alternate Payee.
           ---------------
           Any spouse, former spouse, child or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as  having  a right  to  receive all, or a portion of, the benefits payable under the

     Plan with respect to a Participant.

     18.3  Qualified Domestic Relations Order.
           ----------------------------------
           A Domestic Relations Order as described in Section 414(p) of the

     Code which:

          (a)   Creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to,

                receive all or a portion of the benefits payable with

                respect to a Participant under the Plan; and

           (b)  Clearly specifies the following:

                (i)  the  name  and  last  known  mailing  address
                     (if available) of the Participant and each Alternate Payee to which the order relates (unless the Plan Administrator has reason to know such addresses independently);

               (ii) the amount or percentage of the Participant's benefits to be paid to an Alternate Payee or the manner in which the amount is to be determined; and

              (iii) the number of payments or period for which payments are required.

     A Qualified Domestic Relations Order does not include an order which:

           (a)  requires the Plan to provide any type or  form  of  benefit,

                or any option, not otherwise provided under the Plan;

           (b)  requires the Plan to provide increased benefits, i.e.,

                provides  for  the  payment  of  benefits  in  excess  of

                the  benefits  to which the Participant would be entitled

                in the absence of the order; or

           (c)  requires the payment of benefits to an Alternate Payee that are required to be paid to another Alternate Payee under

                a  previously existing Qualified Domestic Relations Order.

                                   PROCEDURES

     18.4  Notice.
           ------
           Upon receipt of a Domestic Relations Order, the Plan Administrator

     shall promptly  notify the Participant and any Alternate  Payee  of receipt of the order  and of the Plan's procedures  for determining whether the order is a Qualified Domestic Relations Order.

     18.5  Determination of Qualification.
           ------------------------------
           Within a reasonable period of time after receipt of the order (as defined in regulations to be prescribed by the Secretary of Labor), the

     Plan  Administrator shall determine whether the order is qualified  and notify the Participant and any Alternate Payee of such determination.

     18.6  Deferral of Payment.
           -------------------
           During any time period during which the issue of whether a Domestic

     Relations Order is qualified  is  being  determined,  any  amount which would  be payable pursuant to the terms of the order shall be  deferred and the amounts so payable will be segregated into a separate account.

     18.7  Payment after Deferral.
           ----------------------
           If, within eighteen (18) months after payment is deferred in accordance with Section 18.6, the Plan Administrator determines that the Domestic Relations Order is qualified, the amounts segregated into the separate  accounts,  plus earnings  thereon,  shall  be  paid to the Alternate Payee(s) specified in the order, in accordance with the terms of the order (subject, however, to the  provisions  of

     Code  Section 414 (p), this Section 18 and other applicable provisions of the Plan).

     18.8  Payments after Eighteen Months.
           ------------------------------
           If, after eighteen (18) months have elapsed after the deferral of benefits pursuant to Section 18.6, the  Plan  Administrator  determines that the order is qualified, the Plan Administrator shall make payments

     pursuant   to   the   order;  however,  such  payments  shall  be  made

     prospectively only, and any amounts segregated into the special account for periods before the  determination that the order is qualified shall be paid to the person or persons who would have received the amounts if

     the  order  had  not been issued.   Neither  the  Plan,  nor  the  Plan

     Administrator, shall  be liable for payments to any Alternate Payee for any period before the order is determined to be qualified.

     18.9  Payments under Qualified Domestic Relations Order.
           -------------------------------------------------
           Payments may made to an Alternate Payee prior to coincident with,

     or after Participant's termination of employment if made pursuant to a

     Qualified  Domestic  Relations  Order.   A distribution to an Alternate

     Payee may be made out of a Participant's Account  on  a date coincident with  the  Participant's  "earliest  retirement  age," defined  as  the earlier  of  (i)  the date on which the Participant is  entitled  to  a distribution under  the  Plan,  or  (ii)  the later of (A) the date the

     Participant  attains  age 50, or (B) the earliest  date  on  which  the

     Participant could begin  receiving  benefits  under  the Plan if he had separated from service.  In addition, this Plan specifically authorizes

     distributions  to  an  Alternate  Payee  under  a  Qualified   Domestic

     Relations  Order  prior to the Participant's attainment of the earliest retirement age (as defined above and in Section 414(p) of the Code) but only if:  (1) the order  specifies  distribution at the earlier date or

     permits  an  agreement  between  the  Plan   and  the  Alternate  Payee

     authorizing  an  earlier  distribution;  and  (2) the  Alternate  Payee

     consents  to  a  distribution  prior  to  the  Participant's   earliest

     retirement  age  if  the  present value of the Alternate Payee benefits

     under  the Plan exceeds $3,500.   Nothing  in  this  Section  18  shall

     provide  a Participant with a right to receive a distribution at a time not
     otherwise  permitted  under  the  Plan,  nor  shall  it provide the

     Alternate Payee with a right to receive a form of payment not permitted under the Plan.

     18.10 Non-qualification.
           -----------------
           If the Plan Administrator determines that the order is not qualified, or if eighteen (18) months have expired since deferral of benefits, the Plan Administrator shall pay the amounts segregated pursuant to Section 18.6 above to the person or persons who would have received the amounts if the order had not been issued.

     18.11 Effective Dates.
           ---------------
           The provisions  of this Section 18 shall be effective for orders issued on or after January 1, 1985; however, the Plan Administrator may treat any order issued before  such  date  as  a Qualified Domestic

     Relations Order if it otherwise meets the requirements of this Section

     18.  Additionally, the  Plan  Administrator shall treat a Domestic

     Relations Order received before January 1, 1985 as a Qualified Domestic

     Relations Order to the extent payments are being made pursuant to the order.

                                SECTION 19

                    AMENDMENT AND TERMINATION OF PLAN

                          ASSIGNMENT OF BENEFITS

     19.1  Amendment.
           ---------
         The Employer shall have the right at any time, and from time to time, to amend, in whole or in part, any or all of the provisions of the

     Plan.  However, no such amendment shall authorize or permit any part of the  Trust  Fund  (other than such part as is required to pay taxes and administration expenses)  to  be used for or diverted to purposes other

     than  for  the  exclusive  benefit   of   the   Participants  or  their

     beneficiaries  or estates.  Any such amendment shall  become  effective upon the adoption thereof by an appropriate written instrument executed by order of the  Board  of  Directors or upon such later date as may be specified in such instrument  provided that any amendment affecting the powers and duties of the Trustee  shall not be effective until the date it is accepted in writing by the Trustee.

           No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued  benefit.

     Notwithstanding the preceding sentence, a Participant's Account balance may  be reduced to the extent permitted under Section 412(c)(8) of  the

     Code.   For  purposes of this paragraph, a Plan amendment which has the effect of decreasing  a Participant's Account balance or eliminating an optional form of benefit  with  respect  to  benefits  attributable  to service  before  the  amendment shall be treated as reducing an accrued benefit.  Furthermore,  if the vesting schedule of the Plan is amended,

     in the case of an Employee  who is a Participant as of the later of the date such amendment is adopted  or  the  date it becomes effective, the

     nonforfeitable  percentage  (determined  as  of   such  date)  of  such

     Employee's right to his Employer-derived accrued benefit  will  not  be less than his percentage computed under the Plan without regard to such amendment.

     19.2  Termination; Discontinuance of Contributions.
           --------------------------------------------
           The Employer shall have the right at any time to terminate this agreement and  the  Trust hereby created.  Such termination  shall  be effective upon execution by the Employer of an appropriate instrument terminating the Plan and Trust as authorized by the Board of Directors or upon such later date as may be specified in such instrument.  A copy of such instrument shall be delivered to the Trustee.

         Upon termination or partial termination of the Plan by any method,

     the Regular Accounts of all Participants shall become fully vested and the Plan Administrator shall direct the Trustee to distribute all assets remaining  in  the Plan to Participants, their beneficiaries or estates in the ratio of the Participants' Account balances in the Plan.

           In the event the Employer completely discontinues contributions for a fixed or indeterminate period, but without terminating this Plan,

     the Regular Accounts of Participants shall be completely vested  and nonforfeitable at the values determined  by the Trustee as of the close of  the  year  in  which  contributions have been  suspended,  and  all adjustments in Participant's  Accounts  thereafter made under the terms of  the  Plan and Trust with respect to the  amounts  so  vested  shall similarly  be  completely  vested  in  favor of each Participant but no distribution shall be made of any Account  except on actual termination of the Plan or the occurrence of any of the  events  stated in Sections

     5, 6, and 7 and then only in the manner provided in such Sections.

     19.3  Assignment of Benefits.
           ----------------------
           No benefit or interest available hereunder will be subject to assignment  or  alienation,  either  voluntarily or involuntarily.  The interest of each Participant or beneficiary  shall  be  held subject to the maximum restraint on alienation permitted or required by applicable

     Louisiana or Federal law.  The preceding sentences shall  also apply to the  creation,  assignment,  or  recognition of a right to any  benefit payable with respect to a Participant  pursuant to a Domestic Relations

     Order,  unless  such order is determined to  be  a  Qualified  Domestic

     Relations Order, as defined in Section 414(p) of the Code.

                                  THE TRUST

                               TRUST SECTION 1

                                    TRUSTEE

     1.1   Establishment and Acceptance of Trust.
           -------------------------------------
           The Trustee shall receive any contributions paid to it in cash, or other property approved by the Plan Administrator for acceptance by the

     Trustee.   All  contributions  so  received  together  with the  income therefrom (herein called the "Trust Fund") shall be held,  managed, and

     administered  in  Trust  pursuant to the terms of this Agreement.   The

     Trustee  hereby accepts the  Trust  created  hereunder  and  agrees  to perform the  duties  under  this Agreement on its part to be performed.

     The assets of the trust will be valued annually at fair market value as

     of the last day of the Plan Year.   On  such  date,  the  earnings  and

     losses  of the Trust will be allocated to each Participant's account in the ratio that such Account balance bears to all Account balances.

     1.2   Investment of Trust Fund.
           ------------------------
           The Trustee shall invest and reinvest the principal and income of the Trust Fund and keep the Trust Fund invested, without distinction

     between principal  and  income.   All contributions shall be applied by

     the Trustee to pay for shares of Company  Stock  purchased by the Trust under the Stock Bonus Plan and the PAYSOP under the  direction  of  the

     Plan Administrator.

           Subject to the provisions of ERISA Section 404, as additional shares of Company Stock become available and subject to the direction of the Plan Administrator, funds, as they become available, shall be used for the purpose of purchasing such shares.

           This Plan is designed to  invest  primarily  in  Company Stock,

     and the investment policy of this Plan is to so invest. To the extent funds remain  after acquiring available Company Stock and until other

     Company Stock becomes available, subject to the direction of the Plan

     Administrator, the  Trustee  may  invest  in such securities or in such property, real or personal, wherever situated,  as  the  Trustee  shall deem  advisable,  including,  but  not  limited  to,  stocks, common or preferred, bonds and mortgages, and
     other evidences of  indebtedness or

     ownership.  In making such investments, the Trustee shall be restricted to  securities  or  other  property  of  the  character  authorized  by applicable law from time to time for trust investments.

     1.3   Powers of Trustee.
           -----------------
           The Trustee shall have the following powers and authority in the administration of the Trust Fund:


           (a)  Purchase of Property.
                --------------------
                To purchase or subscribe for any  securities  or

                other property and to  retain the same in trust.

           (b)  Sale, Exchange, Conveyance and Transfer of Property.
                ---------------------------------------------------
                To  sell,  exchange,  convey,  transfer,  or otherwise

                dispose  of  any  securities  or other property

                held by it, by  private  contract  or  at  public auction.

                No  person dealing with the Trustee shall be bound to

                see to the application  of  the  purchase  money or to

                inquire into the validity, expediency, or propriety  of

                any  such   sale   or  other disposition.

           (c)  Exercise of Owner's and Voting Rights.
                -------------------------------------
                To  vote  any  stocks,  bonds  or other securities; to give general  or special  proxies  or  powers  of attorney  with or  without  power  of substitution;  to  exercise  any

                conversion  privileges,  subscription rights, or other

                options, and to make  any payments incidental thereto;

                to  oppose, or to consent to, or otherwise  participate  in,

                corporate  reorganizations  or  other  changes affecting

                the corporate securities, and to delegate discretionary

                powers,  and  to  pay any assessments or charges in

                connection therewith; and generally to  exercise  any of the powers  of an owner with respect to stocks, bonds, securities or  other property  held  as  part  of  the  Trust  Fund.

                The Trustee shall vote  Company Stock held in the Plan

                in accordance  with  Section  17 and the  instructions of

                the Plan Administrator.

           (d)  Registration of Investments.
                ---------------------------
                To  cause  any  securities or other property held as part of the  Trust Fund to be registered  in its own name or in the name of one or more of its nominees, and to hold any

                investments in bearer form, but the books and records of the

                Trustee shall at all times show that all such investments

                are a part of the Trust Fund.

           (e)  Borrowing and Lending.
                ---------------------
                To borrow or raise money for the purposes of the Trust in

                such amount, and upon such terms and conditions, as the Trustee shall  deem advisable;  and,  for any sum so borrowed, to issue its promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part, of the Trust  Fund; and

                no person lending money to the Trustee shall  be bound to see to the  application  of  the  money  lent  or  to inquire

                into  the validity,  expediency  or  propriety  of  any

                such borrowing.

           (f)  Retention of Cash.
                -----------------
                Subject  to  the  direction  of  the  Plan  Administrator,

                to keep such portion of the Trust Fund in cash or cash

                balances  as the Trustee may, from  time  to  time,  deem

                to be in the best interests of  the  Trust  created hereby.

          (g)   Execution of Instruments.
                ------------------------
                To make, execute, acknowledge,  and  deliver  any  and all documents of transfer and conveyance and any and all other instruments  that  may be necessary or appropriate to carry out the powers herein granted.

           (h)  Settlement of Claims and Debts.
                ------------------------------
                To settle, compromise, or submit to arbitration any claims,

                debts  or damages due or  owing  to  or  from  the Trust Fund,

                and to commence or defend suits or legal or administrative proceedings.

           (i)  Employment of Agents and Counsel.
                --------------------------------
                To employ suitable agents and counsel (who may also

                be counsel for the Employer), and to pay their reasonable

                expenses and compensation.

           (j)  Power to do any Necessary Act.
                -----------------------------
                To do all such acts, take all such proceedings, and exercise all such rights and privileges, although not specifically

                mentioned  herein,  as the  Trustee  may  deem  necessary

                to administer the Trust Fund, and to carry out the purposes of this Trust.

     1.4   Payments from the Trust.
           -----------------------
           The Trustee shall from time to time, on the written directions of the Committee, make payments out of the Trust Fund to such persons, in such manner, in such amounts, and for such  purposes  as may be specified in  the  written directions of the Committee, and upon  any payment  being  made, the amount thereof shall no longer constitute a part of the Trust Fund. Each such written direction shall be accompanied by a certificate of the Committee that the payment is in accordance with the Plan. The Trustee shall not be responsible in any way for the application  of  such payments or for the adequacy of the Trust Fund to discharge any and all liabilities under the Plan.

     1.5   Payment of Compensation, Expenses and Taxes.
           -------------------------------------------
           The Trustee shall be paid by the Employer such reasonable

     compensation as shall from time to  time  be agreed upon by the

     Employer and the Trustee. In addition, the Trustee shall be reimbursed by the Employer for any reasonable  expenses, including reasonable counsel fees, incurred  by it in the administration of the Trust Fund.

     All taxes  of any and all  kinds whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof shall be paid by the Employer. Nevertheless, if the

     Employer refuses to  make such payments, such compensation and expenses may be made from the Trust Fund.

     1.6   Accounting.
           ----------
           The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements, and other transactions hereunder.

     All accounts, books and records relating  to such transactions shall be open for inspection and audit at all reasonable  times  by  any  person designated by the Plan Administrator.

           Within one hundred thirty-five (135) days following the close of each fiscal year of the Trust and within sixty (60) days after the removal or resignation of the Trustee as provided in Section 1.7 hereof,

     the Trustee  shall  file  with  the Plan Administrator a written account setting forth all investments, receipts, disbursements, and other transactions effected  by  it  during  such  fiscal  year or during the period  from  the  close  of the last fiscal year to the date  of  such removal or resignation, and  setting  forth  the  current  value of the

     Trust Fund.

     1.7   Removal, Resignation and Appointment of Successor Trustee.
           ---------------------------------------------------------
           The Trustee may be removed by the Employer at any time upon ten (10)

     days'  notice in writing to the Trustee.  The Trustee may resign at any time upon  ten (10) days' notice in writing to the Employer.  Upon such removal or resignation  of  the  Trustee,  the Employer shall appoint a successor Trustee who shall have the same powers  and  duties  as those

     conferred   upon  the  Trustee  hereunder.   Upon  acceptance  of  such

     appointment  by  the  successor  Trustee,  the  Trustee  shall  assign,

     transfer, and  pay  over  to  such  successor  Trustee  the  funds  and

     properties   then   constituting   the  Trust  Fund.   The  Trustee  is

     authorized, however, to reserve such  sum  of  money,  as  it  may deem advisable, for payment of its fees and expenses in connection with  the settlement  of  its  account or otherwise which the Employer refuses to pay, and any balance of  such  reserve  remaining  after the payment of such fees and expenses shall be paid over to the successor Trustee.

                                TRUST SECTION 2

                            FIDUCIARY RESPONSIBILITY

      2.1  Fiduciary Duties.
           ----------------
           The Trustee shall discharge its duties with the care, skill,

     prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims, by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so, and in accordance with the Plan and Trust provisions insofar as the provisions thereof are consistent with the provisions of the Employee Retirement Income Security Act of 1974.

     2.2   Location of Assets.
           ------------------
           The Trustee may not  maintain the indicia of ownership of any assets of the Plan outside the jurisdiction of the courts of the United

     States.

     2.3   Deposits with Trustee.
           ---------------------
           The investment of all or part of the Plan's assets in demand deposits and in deposits which bear a reasonable rate of interest in the commercial banking department of the corporate Trustee is hereby expressly authorized.

     2.4   Common Trust Fund.
           -----------------
           Notwithstanding any other provision of this Agreement, the

     Trustee  may cause  any  part  or  all  of the cash properly held by the Trust to be invested as a part of any common  trust  fund  created

     by the corporate Trustee  or  any  other  bank.   The bank shall not

     receive  more  than reasonable compensation for its services in operating and administering the common trust funds.

     2.5   Prohibited Transactions by Trustee.
           ----------------------------------
           A fiduciary under this Plan and Trust shall not:

           (a)  Deal with the assets of the Plan for its own account;

     (b)   Act in any capacity in any transaction involving the Plan on behalf of a party whose interests are adverse to the Plan or its Participants; or

     (c)   Receive any consideration from any party in connection with any transaction involving Plan assets (other than for its compensation and expenses as provided for herein).

     2.6   Party in Interest and Disqualified Person Transactions.
           ------------------------------------------------------
           A fiduciary of the Plan shall not cause the Plan to engage in a

     transaction,   if  he  knows  or  should  know  that  such  transaction

     constitutes a direct or indirect:

           (a)  Sale, exchange  or lease of property between the Plan and a party in interest;

           (b)  Loan or extension of credit between the Plan and a party in interest;

           (c)  Furnishing  of  goods, services or facilities between the Plan and a party in interest;

           (d)  Transfer to, or use by or for the benefit of, a party in interest of any assets of the Plan, or from the Plan; or

           (e)  An acquisition of Employer securities or real estate in violation of Section 407(a) of the Employee Retirement

                Income Security Act of 1974.

           Nothing in this paragraph shall restrict the Trustee in investing funds in common trust funds  maintained  by it or from maintaining demand, savings or time deposits in its commercial banking  department or from providing  other ancillary services as defined in Section

     408(b)(6)  of the Employee  Retirement  Income  Security  Act of 1974.

     Nor shall the Trustee be prevented from borrowing funds from  its commercial department  for  the  purposes  of  covering  overdrafts in its demand account or to permit payments to Participants without the necessity for immediate liquidation of assets.

     2.7   Intent of Trust.
           ---------------
           The provisions of this Trust are intended to comply with the fiduciary responsibility  requirements of the Employee Retirement

     Income Security Act of 1974 and no provision herein shall be construed to authorize the Trustee to violate  any  of  the fiduciary responsibility or prohibited transaction provisions of that  Act.

     Any  provision  herein  which is contrary  to the provisions of that

     Act shall be considered not
     written and any provision  required  to

     be  written into the Plan and Trust by that Act which is not expressly provided  for  in  this  instrument  is hereby  incorporated herein by reference and shall be just as binding upon the Trustee as if it were expressly written herein.  In order that this Plan and Trust may expressly  comply  with  that  Act,  it  may be amended retroactively.

                                TRUST SECTION 3

                               SPENDTHRIFT CLAUSE

     3.1   Restrictions on Alienation.
           --------------------------
           No benefit or interest available hereunder will be  subject  to alienation  or  assignment,  either  voluntary  or involuntary, and the interest of each Participant or beneficiary shall  be  held  subject to the maximum restraint on alienation permitted or required by applicable

     Mississippi or Federal law.

     3.2    Qualified Domestic Relations Order.
            ----------------------------------
            Section 3.1 shall also apply to the creation, assignment,  or recognition of a  right  to  any  benefit  payable  with  respect  to a

     Participant  pursuant  to a Domestic Relations Order, unless such order is determined to be a Qualified Domestic Relations Order, as defined in

     Section 414(p) of the Code.

                                TRUST SECTION 4

                       AMENDMENT AND TERMINATION OF TRUST

     4.1   Amendment.
           ---------

           The Employer shall have the right at any time, and from time to time, to amend, in whole or in part, any or all of the provisions of this Trust. However, no such amendment shall authorize or permit any part of the Trust Fund (other than such part as is required to pay taxes and administration  expenses) to be used for or diverted to purposes  other

     than  for  the  exclusive   benefit   of  the  Participants  and  their

     beneficiaries or estates.  Any such amendment  shall  become  effective upon the adoption thereof by appropriate written instrument executed by order  of  the  Board  of  Directors or upon such later date as may  be specified in such instrument  provided that any amendment affecting the powers and duties of the Trustee  shall not be effective until the date it is accepted in writing by the Trustee.

     4.2   Termination; Discontinuance of Contributions.
           --------------------------------------------
           The Employer shall have the right at any time to terminate the Trust hereby created.  Such termination shall be effective  upon execution by the  Employer  of  an appropriate instrument terminating the  Plan  and

     Trust as authorized  by  the Board of Directors or upon such later date

     as may be specified in such  instrument.   A  copy  of  such instrument

     shall be delivered to the Trustee.

           Upon termination or partial termination of the Trust by any method,

     the Plan Administrator shall direct the Trustee to distribute all assets remaining  in  the Plan to Participants, their beneficiaries or estates in the ratio of the Participants' Account balances in the Plan.

          THUS DONE AND SIGNED on the day first above shown, in the presence of the undersigned competent witnesses, who hereunto sign their names with the said appearers and me, Notary after reading of the whole.


     WITNESSES:                        CENTURY TELEPHONE ENTERPRISES, INC.

     /S/ Merrie D. Rachal                  /S/ R. Stewart Ewing, Jr.
     ____________________              By:__________________________
                                          R. Stewart Ewing, Jr.,
                                          Senior Vice-President and
     /S/ Carol P. Caruso                  Chief Financial Officer
    _____________________

                        /S/  G. Robert Collier
                       ___________________________
                              NOTARY PUBLIC